OPTION AGREEMENT
AMONG

SEABRIDGE RESOURCES INC.,
NEWCO,
ATLAS PRECIOUS METALS INC.
and
ATLAS MINERALS INC.

dated effective
February 14, 2000

TABLE OF CONTENTS

ARTICLE

Page

ARTICLE I	GRANT OF OPTION TO PURCHASE THE PROPERTY	1
1.1	Grant of Option	1
1.2	Purchase Price	1
1.3	Option Period	2
1.4	Option Payments	2
1.5	Exercise of Option	3
1.6	Closing	3
1.7	Deliveries at Closing	3

ARTICLE II	OTHER AGREEMENTS OF ATLAS AND SEABRIDGE 5	5
2.1	Obligation to Maintain Property 5 Conduct of Operations on the Property During the Option	5
2.2	Conduct of Operations on the Property During the Option
	Period 6	6
2.3	Maintenance 8	8
2.4	Information and Data 8	8
2.5	Indemnity 8	8
2.6	Insurance 8	8
2.7	Inspection 9	9
2.8	Taxes 9	9
2.9	Replacement of Bonds 9	9

ARTICLE III	REPRESENTATIONS AND WARRANTIES OF ATLAS	10
3.1	Representations and Warranties of Atlas	10

ARTICLE IV	REPRESENTATIONS, WARRANTIES AND COVENANTS OF SRI	13
4.1	Representations and Warranties of SRI	13
4.2	Assumption of Obligations	15

ARTICLE V	CONDITIONS PRECEDENT TO OBLIGATIONS	15
5.1	Conditions Precedent to Obligations of Atlas	15
5.2	Conditions Precedent to Obligations of Seabridge	16

ARTICLE VI	INDEMNIFICATION	16
6.1	Indemnification of Seabridge	16
6.2	Indemnification of Atlas	18
6.3	Notification	19
6.4	Nature of Indemnification	20

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ARTICLE VII ARTICLE VII	TERMINATION	20
7.1	Termination by SRI	20
7.2	Termination by Atlas	21
7.3	Release	21
7.4	Surrender of Possession and Removal of Equipment	21
7.5	Exercise of Option	21
ARTICLE VIII	GENERAL PROVISIONS	22
8.1	Notices	22
8.2	Governing Law	22
8.3	Parties in Interest, Assignment	22
8.4	Entire Agreement	23
8.5	Public Announcements and Confidentiality	23
8.6	Waiver, Amendment	23
8.7	Severability.	23
8.8	Headings	24
8.9	Attorneys' Fees	24
8.10	Further Documents	24
8.11	Venue, Submission to Jurisdiction	24
8.12	Joint and Several Liability	24

EXHIBITS

A -  The Owned Claims

B -  The Leased Claims and the Fee Lands C -  Additional Assets

D -  Special Warranty Deed

E -

 Assignment and Assumption Agreement

F -  Promissory Note

G -  Deed of Trust

-ii-

THIS OPTION AGREEMENT (“Agreement”) is made and entered into effective as of February 14, 2000 (the “Effective Date”), by and among Atlas Precious Metals Inc., a Nevada corporation (“APMI”), and Atlas Minerals Inc., a Colorado corporation (“AMI”; APMI and AMI will be collectively referred to hereinafter as “Atlas”), whose address is 370 Seventeenth Street, Suite 3010, Denver, Colorado 80202, and Seabridge Resources Inc., a company incorporated under the laws of the Province of British Columbia, Canada (“SRI”), and Newco, a to be named U.S. corporation to be incorporated as a wholly-owned subsidiary of SRI prior to the Closing (“Newco”; Newco and SRI will be collectively referred to hereinafter as “Seabridge”), whose address for purposes hereof is Suite 304, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8.

RECITALS

A.

Atlas is the owner of certain unpatented lode mining claims and millsites located in Malheur County, Oregon, as more particularly described in Exhibit A attached hereto and incorporated herein by reference (the “Owned Claims”), and holds a leasehold interest in certain unpatented lode mining claims (the “Leased Claims”) and fee lands (the “Fee Lands”) located in Malheur County, Oregon, as more particularly described in Exhibit B attached hereto and incorporated herein by reference. Atlas also holds certain additional assets in Malheur County, Oregon, as set forth on Exhibit C attached hereto and incorporated herein by reference (the “Additional Assets”). The Owned Claims and the Leased Claims are collectively referred to herein as the “Claims,” and the Claims, the Fee Lands and the Additional Assets are collectively referred to herein as the “Property.”

B.

Atlas desires to grant to Seabridge, and Seabridge desires to accept from Atlas, an exclusive option to purchase the Owned Claims and to acquire all of Atlas’ interest in the Leased Claims, the Fee Lands and the Additional Assets, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions, and obligations contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

GRANT OF OPTION TO PURCHASE THE PROPERTY

1.1

Grant of Option. Atlas hereby grants to Seabridge, and Seabridge hereby accepts, an exclusive option (subject to the provisions of Sections 1.3 and 1.4) to acquire all of Atlas’ right, title and interest in and to the Property (the “Option”), in accordance with the terms, conditions and requirements set forth in this Agreement.

A.1

Purchase Price.

(a)

The purchase price (the “Purchase Price”) for the purchase of the Property to be acquired by Seabridge if it exercises the Option shall be One Million Seven Hundred Thousand Dollars (U.S. $1,700,000), payable by delivery to Atlas at the Closing of

(i) Two Hundred Fifty Thousand Dollars (U.S. $250,000), (ii) common shares of SRI stock, no par value (the “Stock”), with an aggregate Value (as defined below) of Seven Hundred Fifty Thousand Dollars (U.S. $750,000); and (iii) a promissory note for Seven Hundred Thousand Dollars (U.S. $700,000). The “Value” of a share of Stock (subject to the Value of a share not being less than the minimum price approved by the Canadian Venture Exchange, as provided in Section 1.2© below) shall be equal to the average closing price of a share of Stock on the Canadian Venture Exchange for the 20 business days preceding the date Seabridge exercises the Option. For purposes of determining the Value of the Stock, the parties agree that the exchange rate to be used for calculating the value in U.S. dollars of a share of Stock shall be the average Canadian/U.S. dollar exchange rate listed as the “Late NY” rate in the J.P. Morgan Index as published in the Wall Street Journal for the 20 business days preceding the date Seabridge exercises the Option. The parties hereby agree that except as otherwise specifically set forth in this Agreement, all references to “Dollars” or “$” herein shall be to U.S. dollars.

(a)

If for any reason SRI is unable to deliver the Stock at the Closing, SRI shall nonetheless be obligated to proceed with the Closing, and agrees that it will pay an additional Seven Hundred Fifty Thousand Dollars (U.S. $750,000) to Atlas at the Closing in lieu of the delivery of the Stock.

(b)

The parties acknowledge that the regulations governing companies traded on the Canadian Venture Exchange establish a certain minimum price that could be attributed to the shares of Stock (the “Minimum Price”). In the event that the Minimum Price per share of the Stock is greater than the Value of a share of the Stock (as calculated pursuant to Section 1.2(a) above), the parties agree that Seabridge shall pay to Atlas in immediately available funds on the same date that certificates representing the Stock are delivered to Atlas an amount equal to the difference between the value of the number of shares of Stock Atlas would have received but for the imposition of the Minimum Price and the value of the number of shares of Stock Atlas actually receives. By way of example (but not limitation), if the Value attributed to a share of Stock was Cdn. $1.00, and as a result Atlas would be entitled to receive 1,120,239 shares of Stock at the Closing (using an assumed exchange rate of $.6695 per Cdn.$1.00), and assuming a Minimum Price of Cdn. $1.12 applied to those shares, Atlas would actually receive only 1,000,213 shares of Stock at the Closing (using the same assumed exchange rate). In that event, Seabridge would be obligated to deliver an additional Cdn. $120,026 ($80,357) to Atlas at the Closing. The parties agree that the provisions of this Section 1.2(c) shall apply to deliveries of shares of Stock by Seabridge to Atlas pursuant to the provision of Section 1.7(b)(iii) as well.

a.1

Option Period. The term of the Option (the “Option Period”) shall commence upon the Effective Date, and shall continue through and including the earlier of (a) the date the Option is exercised, (b) the date this Agreement is terminated pursuant to Sections 7.1 or 7.2, or (c) December 31, 2001; provided, however, that in order to maintain the Option in full force and effect Seabridge must timely make each of the Option Payments described in Section 1.4 below.

a.2

Option Payments. SRI agrees to timely make the following payments to Atlas during the Option Period:

On or Before	Amount of Payment
February 14, 2000	U.S. $150,000	(paid)
July 31, 2000	U.S. $ 50,000
December 31, 2000	U.S. $100,000
July 31, 2001	U.S. $ 50,000

None of the above-referenced payments (such payments being collectively referred to hereinafter as the "Option Payments") shall be credited against the Purchase Price. In addition, none of the Option Payments shall be refundable to SRI, whether or not it exercises the Option. In the event SRI fails to timely make any Option Payment (or any other monetary payment set forth herein), Atlas may elect to terminate this Agreement pursuant to the provisions of Section 7.2 hereof.

1.5

Exercise of Option. So long as it is not in default hereunder, the Option may be exercised by Seabridge at any time on or before the expiration of the Option Period by giving written notice of exercise to Atlas. The date on which such notice is effectively given may be referred to as the "Exercise Date." If Atlas has actually received such written notice on or before any of the due dates referred to in Section 1.4, SRI will not be required to make the Option Payment due on that date.

1.6

Closing. The parties shall use good faith efforts to cause the Closing to occur as soon as practicable after the Exercise Date, and in any event the Closing of the acquisition of Atlas' interest in the Property by Seabridge shall occur within 30 business days after the Exercise Date (not counting the Exercise Date), at the offices of Davis, Graham & Stubbs LLP, counsel for Atlas, whose address is Suite 4700, 370 Seventeenth Street, Denver, Colorado 80202 (the "Closing Date"), or at such other location as the parties mutually agree.

1.7

Deliveries at Closing. At the Closing:

(a)

Atlas will deliver to Seabridge the following:

(i)

An executed and acknowledged Special Warranty Deed covering the Owned Claims, in the form of Exhibit D hereto;

(ii)

A fully executed and acknowledged Assignment and Assumption Agreement covering the Leased Claims and the Fee Lands, in the form of Exhibit E hereto; and

(iii)

Certificates of Good Standing for APMI from the State of Nevada and AMI from the State of Colorado.

(b)

Seabridge will deliver to Atlas the following:

(i)

Two Hundred Fifty Thousand Dollars (U.S. $250,000) or, in the event the provisions of Section 1.2(b) apply, One Million Dollars (U.S. $1,000,000), plus any additional amount required as a result of the imposition of the Minimum Price, by wire transfer in immediately available funds;

(i)

A certificate or certificates representing the Stock, registered in names as may be designated by Atlas;

(ii)

A promissory note, in the form of Exhibit F hereto, in favor of Atlas and evidencing the joint and several obligation of SRI and Newco to pay Seven Hundred Thousand Dollars (U.S. $700,000) to Atlas, payable in three equal installments of U.S. $233,333, the first installment being due and payable 6 months after the date of Closing, the second installment being due and payable 12 months after the date of Closing, and the third installment being due and payable 18 months after the date of Closing, together with interest at a rate of five percent (5%) per annum, payable semi-annually (such interest payable at Seabridge's discretion either in cash or by the tender of additional shares of Stock equivalent in value to the amount of interest then owed, such value to be equal to (A) the average closing price of a share of Stock on the Canadian Venture Exchange for the 20 business days preceding the date each installment is due and payable and (B) an exchange rate (for calculating the value in U.S. dollars of a share of Stock) equal to the average Canadian/U. S. dollar exchange rate listed as the "Late NY" rate in the J.P. Morgan Index as published in the Wall Street Journal for the 20 business days preceding the date each installment is due and payable).

(iii)

A fully executed Assignment and Assumption Agreement in the form of Exhibit E hereto;

(iv)

A Deed of Trust (with Security Agreement) in the form of Exhibit G hereto, pursuant to which Atlas is granted a first priority lien and security interest in the Property;

(v)

UCC Financing Statements for filing in Malheur County, Oregon, with the Oregon Secretary of State and with the office of the Secretary of State for the state in which Newco is incorporated;

(vi)

A Certificate of the Corporate Secretary of each of SRI and Newco, certifying as to the adoption of resolutions of their respective Boards of Directors approving their execution and delivery of this Agreement (or, in the case of Newco, the agreement referred to in Section 5.1(g)) and the performance by each of them of all of their obligations hereunder;

(vii)

A Certificate of good standing for Newco from the State of Oregon and its state of incorporation, and similar evidence of SRI's good standing in the Province of British Columbia; and

(viii)

Evidence reasonably satisfactory to Atlas that Seabridge has received the consent of the Canadian Venture Exchange to the exercise of the Option by Seabridge and the performance by Seabridge of all of its obligations under this Agreement and any other agreements contemplated hereby.

ARTICLE II

OTHER AGREEMENTS OF ATLAS AND SEABRIDGE

2.1

Obligation to Maintain Property.

(a)

During the Option Period, SRI shall be financially responsible for the payment of all claim maintenance fees required to be paid to the U.S. government in order to maintain the Claims in good standing, provided that Atlas shall (i) prepare affidavits of such payment appropriate for recording in Malheur County and filing with the Oregon State Office of the Bureau of Land Management, and present those affidavits to SRI for its prompt review and comment prior to applicable recording or filing deadlines, and (ii) actually transmit all required payments, filings and recordings associated therewith to the appropriate governmental agency. SRI agrees that it will provide to Atlas, not later than August 1st of each year (or, if the deadline for making such payments, filings and recordings changes from August 31, 30 days prior to such new deadline), (i) a wire transfer (in accordance with written instructions to be provided by Atlas) in the amount of the required claim maintenance fees to maintain the Claims, and (ii) fully-executed affidavit(s) of payment of the claim maintenance fees suitable for recording and filing with the appropriate governmental agencies (along with sufficient filing and recording fees for the affidavit(s), which, together with the required claim maintenance fees payable to the U.S. government, are referred to herein as "Claim Maintenance Fees"). Atlas, if it timely receives the required amount of Claim Maintenance Fees from SRI, shall pay such claim maintenance fees and file (with the Oregon State Office of the Bureau of Land Management) and record (in the Malheur County Clerk and Recorder's Office) the appropriate affidavits not later than August 10th of each year, and provide evidence of such payment, filing and recording to SRI not later than August 20th of each year.

(b)

During the Option Period, SRI shall be financially responsible for making all of the advance minimum royalty payments due under the Bishop Leases and the Sherry and Yates Lease (collectively, the "Leases") described in Exhibit B, as set forth on the attached Schedule 2.1 (the "Lease Payments"). During the Option Period, SRI agrees that it will provide to Atlas, at least 20 days prior to the date any Lease Payment is due, a wire transfer (in accordance with written instructions to be provided by Atlas) in the amount of such Lease Payment, and Atlas, if it timely receives a Lease Payment from SRI, will pay such Lease Payment at least 15 days prior to its due date, and provide evidence of such payment to SRI at least 10 days prior to its due date. At SRI's request, Atlas agrees to cooperate with SRI during the Option Period in attempting to negotiate a reduction of the amount of advance minimum royalty payments due under the Bishop Leases.

(c)

During the Option Period, SRI shall be financially responsible for making all of the monthly rental payments for the Glerup office lease (as described in Exhibit C and set forth in Schedule 2.1). Not later than the end of the second month of each calendar quarter (February, May, August and November of each year) during the Option Period, SRI shall forward to Atlas a wire transfer (in accordance with written instructions to be provided by Atlas) in the amount of monthly rental due under the office lease for the period that ends on the earlier of (i) the expiry of the Option Period, or (ii) the end of the subsequent calendar quarter. If such payment is timely forwarded to Atlas, Atlas shall then be obligated to timely make the required monthly rental payment under the Glerup office lease, and provide evidence of such payment to SRI at least 5 days prior to the end of each month.

(a)

Unless the Option Period ends on or before February 10, 2001, Seabridge shall be financially responsible for the annual payments to the Oregon Department of Geology and Mineral Industries due on February 28, 2001 in order to maintain the exploration permits listed on Exhibit C (the "Exploration Permits"). Not later than February 10, 2001, Seabridge shall forward to Atlas a wire transfer (in accordance with written instructions to be provided by Atlas) in the amount of each of those payments (as set forth on Schedule 2.1). If such check is timely forwarded to Atlas, Atlas shall then be obligated to timely make the required payments not later than February 15, 2001, and provide evidence of such payment to Seabridge not later than February 20, 2001.

(b)

During the Option Period, SRI shall be financially responsible for any annual premiums and all other costs associated with any bonds it is required to post pursuant to the provisions of Section 2.9.

2.2

Conduct of Operations on the Property During the Option Period.

(a)

Operations. Subject to the requirements and restrictions of this Section 2.2, during the Option Period, Seabridge shall have the exclusive right, but not the obligation, to enter upon and use all or any part of the surface and subsurface of the Property (to the extent allowed under the provisions of the Leases), for the purposes of conducting permitting and exploration work (which for purposes of this Agreement shall be defined as surveying, prospecting, bulk sampling, drilling, exploring and testing for any and all ores, metals, minerals, mineral substances and materials of every kind and character whatsoever ("Valuable Minerals") found in, on or under the Property). Any such activities conducted by Seabridge shall be conducted in full compliance with the terms of the Exploration Permits, and only after (i) written notice describing the proposed nature and scope of such activities has been delivered to Atlas, and (ii) if necessary, the appropriate governmental agencies have approved the conduct of such activities on the Property by Seabridge. Notwithstanding the foregoing, during the Option Period Seabridge shall have no right to conduct any development activities on the Property or the mining or processing or removal of Valuable Minerals on or from the Property. In addition, during the Option Period, Seabridge shall be entitled to evaluate the Property with regard to title, permits, licenses, and operational and environmental compliance with federal, state and local laws, rules and regulations. Atlas agrees that it will make available to Seabridge, for copying at Seabridge's expense, such documents as are in Atlas' possession and reasonably requested by Seabridge in performing such evaluations. Seabridge shall have no obligation to begin or prosecute any activities or operations on the Property, nor shall there be any implied covenant so to do.

(b)

Liens and Encumbrances. During the Option Period, and thereafter if Seabridge does not exercise the Option, or until the Purchase Price is paid in full if Seabridge exercises the Option, Seabridge shall keep the title to the Property free and clear of liens and encumbrances resulting from its operations hereunder, provided that Seabridge may refuse to pay any claims asserted against it which it disputes in good faith, and provided further that Seabridge shall, upon written request by Atlas, comply with any statute which permits the removal of such lien upon furnishing a bond or other security. At its sole cost and expense, Seabridge shall promptly contest any suit commenced to enforce such a claim and, if the suit is decided against Seabridge, shall promptly pay the judgment and shall post any bond and take all other action necessary to prevent any sale of the Property, or any part thereof.

(a)

Reclamation. Seabridge, if it does not exercise the Option, shall reclaim the surface of the Property disturbed by it (or on its behalf) during the Option Period in accordance with applicable governmental regulations and shall, within a reasonable time period after the completion of such reclamation, obtain written approval from the appropriate governmental agency that such completion is satisfactory. Further, if it does not exercise the Option, Seabridge shall remove all hazardous substances (as that term is defined in § 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.) from the surface of the Property that Seabridge has deposited (or has had deposited on its behalf) on the Property during the Option Period. For a period of one year following the earlier of the end of the Option Period or an election by Seabridge not to exercise the Option, Atlas shall grant Seabridge reasonable access to the Property as necessary for the performance of such required reclamation and removal of hazardous substances. Seabridge shall complete all such reclamation and removal as expeditiously as reasonably practicable.

(b)

Governmental Permits. To the extent it may legally do so, Atlas hereby grants to Seabridge the right to conduct operations on the Property during the Option Period (subject to the limitations set, forth in Section 2.2 (a)) pursuant to the Exploration Permits and any and all other federal, state or local governmental permits, licenses and other approvals currently in place; provided, however, that Atlas makes no representation or warranty as to whether applicable governmental authorities will allow Seabridge to conduct any activities or operations on the Property pursuant to the Exploration Permits or otherwise, or that the applicable authorities will allow the Exploration Permits to remain in place during the Option Period. Atlas agrees to cooperate with Seabridge in good faith to keep the Exploration Permits in place during the Option Period. Seabridge shall also have the right and authority to apply, in the name of Seabridge, for all necessary permits, licenses and other approvals from the United States of America, the State of Oregon or from county or local authorities. Seabridge agrees that it will not disturb the surface of the Property without obtaining all required permits, licenses, consents and approvals. If it does not exercise the Option, Seabridge, to the extent it may legally do so, will transfer to Atlas, at the request of Atlas, all federal, state and local permits, licenses and approvals pursuant to which Seabridge conducted activities on the Property during the Option Period. Any such transfer to Atlas will not relieve Seabridge of its obligations under this Section 2.2.

(c)

Compliance with Laws. Seabridge agrees to conduct all of its activities and operations on the Property in accordance with good and minerlike practices and in compliance with all applicable laws, rules and regulations of the United States, the State of Oregon and any department or political subdivision thereof having jurisdiction in the matter, including without limitation, the Exploration Permits, and such laws, rules and regulations pertaining to social security, unemployment compensation, wages and hours and conditions of labor, the environment, human health and safety and reclamation, and Seabridge shall defend, indemnify and hold Atlas, its officers, directors, successors and assigns harmless from and against payment of any damages occasioned by Seabridge's failure to comply with said laws.

(d)

2.3

Maintenance. During the Option Period and in accordance with the provisions of the Leases, except as otherwise set forth in Section 2.1 and except as otherwise provided in the Leases, Newco shall have the full, exclusive right to relocate or amend (in the name of Atlas) any or all of the Claims, and, with the prior written consent of Atlas, which consent shall not be unreasonably withheld, to abandon, apply for mineral patents, defend contests or adverse suits and negotiate settlement thereof with respect to any and all of the Claims. Notwithstanding the foregoing, if during the Option Period Seabridge desires to abandon any of the Leased Claims (to the extent allowed by the Leases), Seabridge shall provide Atlas with at least 45 days prior written notice of such intention. If Seabridge exercises the Option, Newco shall at its expense promptly after the Closing file a good and sufficient notice of transfer of interest covering the Claims with the Oregon State Office of the Bureau of Land Management.

2.4

Information and Data. Upon execution of this Agreement, Atlas shall make available to Seabridge for copying at Seabridge's expense all records, data and information in Atlas' possession relating to title to the Property, and all maps, surveys, technical reports, drill logs, mine, mill and smelter records; and all metallurgical, geological, geophysical, geochemical and other technical data pertaining to the Property in its possession; provided, however that Atlas makes no representation or warranty as to the reliability, accuracy or completeness of any such information or data, including without limitation any information and data provided to Seabridge pursuant to the provisions of Section 2.2(a), and Seabridge shall rely on the same at its sole risk. Seabridge shall use such information and data solely for the purpose of evaluating the Property with a view to exercising the Option and Seabridge shall not use the information or data or permit its use for any other purpose. All such information and data made available by Atlas shall be returned to Atlas by Seabridge promptly upon termination of this Agreement if Seabridge does not exercise the Option. In addition, Seabridge shall turn over to Atlas in the event of such termination any data and information pertaining to the Property generated by or on behalf of Seabridge during the Option Period.

2.5

Indemnity. Except as to damages sustained by Atlas while on the Property pursuant to Section 2.7, Seabridge agrees to defend, indemnify and hold Atlas, its officers, directors, successors and assigns harmless from and against any loss, liability, expense or damage (including reasonable attorneys' fees and disbursements) Atlas may incur to third persons or other entities for injury to or death of persons or damage to property which is the result of Seabridge conducting any operations at or on the Property during the Option Period.

2.6

Insurance. Seabridge agrees to carry such insurance, covering all persons working at or on the Property for Seabridge, as will fully comply with the requirements of all applicable federal laws, rules or regulations and the statutes of the State of Oregon pertaining to worker's compensation and occupational disease and disabilities as are now in force or as may be hereafter amended or enacted. In addition, during the Option Period, Seabridge agrees to carry liability insurance with respect to its operations at the Property in reasonable amounts in accordance with accepted industry practices. Any liability insurance policies maintained by Seabridge pursuant to this Section 2.6 shall name Atlas as an additional insured, and Seabridge shall provide Atlas with evidence of such insurance prior to conducting any activities at or on the Property.

2.7

Inspection. During the Option Period, Atlas and its authorized agents, at Atlas' sole risk and expense, shall have the right, exercisable during regular business hours, at a mutually convenient time, in compliance with Seabridge's safety rules and regulations, and in a reasonable manner so as not to interfere with Seabridge's operations, to go upon the Property for the purpose of confirming that Seabridge is conducting its operations in the manner required by this Agreement. Atlas shall defend, indemnify and hold Seabridge, its officers, directors, successors and assigns harmless from all claims for damages arising out of any death, personal injury or property damage sustained by Atlas, its agents or employees, while in or upon the Property pursuant to this Section 2.7, unless such death, injury or damage is due to Seabridge's wrongful conduct.

2.8

Taxes. During the Option Period, Seabridge shall be responsible for payment of all taxes levied or assessed upon or against the Property and any facilities or improvements located thereon; provided, however, that Seabridge shall not be responsible for any such payments for which Atlas receives notices of due dates and fails to timely forward copies of such notices to Seabridge. In the event it exercises the Option, Seabridge shall pay any sales and use taxes and real property transfer taxes imposed on the transfer of the Property from Atlas to Newco.

2.9

Replacement of Bonds. In accordance with that Second Amended Plan of Reorganization for Atlas Corporation dated January 10, 2000, and that Second Amended Plan of Reorganization for Atlas Precious Metals Inc. dated January 10, 2000, both approved by the United States Bankruptcy Court for the District of Colorado (collectively, the "Plan of Reorganization"), Atlas' reclamation obligations pertaining to the Property are limited to the amounts set forth in the existing bonds identified on Exhibit C (the "Existing Bonds"). As to operations or activities on the Property undertaken by or on behalf of Atlas, the relevant governmental agencies are limited to calling the Existing Bonds and taking action against the Surety Company that issued those bonds in the event the reclamation obligations currently required thereunder are not timely performed. The parties acknowledge and agree that Atlas makes no covenant, representation or warranty as to whether the Existing Bonds will remain in place during the Option Period, although Atlas will use good faith efforts to take no actions to cause those bonds to be released, and will cooperate in good faith with Seabridge in an effort to have the amount of the Existing Bonds reduced. Prior to the Closing Date, Seabridge shall make arrangements with a nationally-recognized surety company to issue reclamation bonds (the "Replacement Bonds") as required to replace the Existing Bonds, and Seabridge shall provide evidence of such arrangements as is reasonably acceptable to Atlas. Seabridge shall use its best efforts to arrange for the release of the Existing Bonds and the acceptance by the appropriate governmental authorities of the Replacement Bonds as soon as practicable and in any event not later than 21 days after the Closing. After the Closing and until the Replacement Bonds are in place, Seabridge agrees that it will not conduct any activities that disturb the surface of the Property or otherwise take any actions that could increase the amount of expenditures required to reclaim the Property. Prior to the end of such 21-day period, Atlas agrees that it will not take any final actions to obtain the release of the Existing Bonds. Seabridge agrees to defend, indemnify and hold harmless Atlas, its officers, directors, successors and assigns from and against any and all liabilities, claims, damages, losses or expenses (including interest and penalties, reasonable attorneys' fees, and other reasonable expenses of defending any actions relating thereto) arising from or related to the failure to timely obtain the release of the Existing

Bonds or any actions taken by any governmental authority affecting any Existing Bond as a result of such failure. In addition, Seabridge agrees that before it undertakes any activities or operations at the Property during the Option Period that would require an increase in the amount of expenditures required to reclaim the Property, it will at its sole expense post such bonds as are required before commencing any such activities or operations, and those bonds will be the primary bonds for such disturbances.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF ATLAS

3.1

Representations and Warranties of Atlas. Atlas hereby represents and warrants to Seabridge, which representations and warranties shall be true and correct as of the Effective Date, as of the Exercise Date and as of the Closing, and shall survive the exercise of the Option, that:

(a)

Organization and Standing. APMI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada; AMI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado.

(b)

Corporate Power. Atlas has all requisite power and authority (i) to enter into this Agreement and all other agreements contemplated hereby, and (ii) to carry out and perform its obligations under the terms and provisions of this Agreement and all agreements contemplated hereby. The execution and delivery of and the performance by Atlas under this Agreement are not in conflict with the Plan of Reorganization.

(c)

Authorization. All requisite corporate action on the part of Atlas, and its officers, directors, and shareholders, necessary for the execution, delivery, and performance of this Agreement and all other agreements of Atlas contemplated hereby, have been taken. This Agreement and all agreements and instruments contemplated hereby are, and when executed and delivered, will be, legal, valid, and binding obligations of Atlas enforceable against Atlas in accordance with their respective terms. The execution, delivery and performance of this Agreement will not violate any provision of law; any order of any court or other agency of government; or any provision of any indenture, agreement or other instrument to which Atlas is a party or by which its properties or assets are bound; or be in conflict with, result in a breach of or constitute (with due notice and lapse of time) a default under any such indenture, agreement or other instrument. There is no law, rule or regulation, or any judgment, decree or order of any court or governmental authority binding on Atlas which would be contravened by the execution, delivery, performance or enforcement of this Agreement or any instrument or agreement required hereunder. However, no representation is made as to (i) the remedy of specific performance or other equitable remedies for the enforcement of this Agreement or any other agreement contemplated hereby or (ii) rights to indemnity under this Agreement for securities law liability. Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

(d)

(a)

Royalties. Except as set forth in the Leases, Atlas has granted no royalties or other burdens on production affecting the Property.

(b)

Title to the Property.

(i)

With respect to the Leases: (A) Atlas has not received any notice of default of any of the terms or provisions of the Leases; and (B) the Leases are valid and are in good standing and full force and effect (provided that with respect to any actions taken or omissions to act, by either the lessors under the Leases or any third parties to whom Atlas had previously conveyed any interest in the Leases, which might constitute an event of default under the Leases, Atlas' representation and warranty that the Leases are valid and in good standing and full force and effect is limited to its knowledge).

(ii)

With respect to the Owned Claims that were originally located by Atlas, subject to the paramount title of the United States and the rights of third parties pursuant to the Multiple Mineral Development Act of 1954 and the Surface Resources and Multiple Use Act of 1955: (A) those Owned Claims were properly laid out and monumented; (B) location notices and certificates covering those Owned Claims were properly recorded and filed with appropriate governmental agencies; (C) assessment work required to hold those Owned Claims was performed in a manner consistent with industry standards through the assessment year ending September 1, 1992; (D) claim rental and maintenance fees required to be paid under federal law to maintain those Owned Claims in good standing have been timely paid for the assessment years ending September 1, 1993 through September 1, 2000; and (E) affidavits of assessment work and other filings required to maintain those Owned Claims in good standing have been properly and timely recorded or filed with the appropriate governmental agencies; provided, however, that to the extent that and during any periods of time those Owned Claims were subject to any agreement by which Atlas had conveyed any interest in those Owned Claims to any third party, and as a result a third party was responsible for maintaining those Owned Claims, each of the foregoing representations and warranties is limited to Atlas' knowledge. In addition, Atlas represents and warrants that those Owned Claims are free and clear of all liens, claims and encumbrances in favor of third parties and arising by, through or under Atlas.

(iii)

With respect to the Leased Claims and any of the Owned Claims that were not located by Atlas, subject to the paramount title of the United States and the rights of third parties pursuant to the Multiple Mineral Development Act of 1954 and the Surface Resources and Multiple Use Act of 1955, to Atlas' knowledge: (A) since API acquired an interest in those claims, assessment work required to hold those claims was performed in a manner consistent with industry standards through the assessment year ending September 1, 1992; (B) since API acquired an interest in those claims, claim rental and maintenance fees required to be paid under federal law to maintain those claims in good standing have been timely paid for the assessment years ending September 1, 1993 through September 1, 2000; and (C) affidavits of assessment work and other filings required to maintain those claims in good standing have been timely and properly filed or recorded with the appropriate governmental agencies. In addition, Atlas represents and warrants that those claims and the Fee Lands are free and clear of all liens, claims and encumbrances in favor of third parties (except as set forth in the Leases) arising by, through or under Atlas.

(i)

Nothing in this Section 3.1(e) shall be deemed to be a representation or warranty by Atlas that any of the Claims contains a discovery of valuable minerals. In addition, Atlas makes no representations or warranties whatsoever with respect to (A) the existence (or non-existence) of any overlaps or conflicts between the Claims and unpatented or patented mining claims owned by third parties, (B) whether the land on which any of the millsites comprising a portion of the Claims is non-mineral in character or whether any of those millsites are being used or occupied for mining purposes as required by law, or (C) whether the use of all or any of the millsites would be approved as part of a proposed plan of operations for activities on the Claims, or (D) the validity, adequacy or amount of any water rights covered by the Water Permit described in Exhibit C.

(ii)

The parties hereby acknowledge and agree that certain of the Leased Claims, as described in Part III of Exhibit B, are claims that were located by Atlas pursuant to the terms of the Sherry and Yates Lease, and that the locator or owner of those claims is obligated to convey those claims to the lessors under that lease.

(a)

Legality. To Atlas' knowledge, any activities on the Property conducted by Atlas or any third party to whom Atlas conveyed any interest in the Property were not in material violation of any law, rule, ordinance, or other governmental regulation, including, without limitation, those relating to zoning, condemnation, mining, reclamation, environmental matters, equal employment, and federal, state, or local health and safety laws, rules, and regulations, the lack of compliance with which could materially adversely affect the Property.

(b)

Litigation and Claims. To Atlas' knowledge, there are no actions, suits or proceedings pending or threatened against or affecting the Property, including any actions, suits, or proceedings being prosecuted by any federal, state, or local department, commission, board, bureau, agency, or instrumentality. To its knowledge, Atlas is not subject to any order, writ, injunction, judgment, or decree of any court or any federal, state, or local department, commission, board, bureau, agency, or instrumentality which relates to the Property.

(c)

Consents. Except as required under the Exploration Permits or any other governmental permit or approval pertaining to the Property, Atlas has obtained all consents, approvals, authorizations, declarations, or filings required by any federal, state, local, or other authority, or any lenders, creditors, and other third parties in connection with the valid execution, delivery, and performance of this Agreement and the consummation of the transaction contemplated hereby. The Leases do not require any consent for Atlas to convey or assign its interests thereunder.

(d)

Existing Bonds. To Atlas' knowledge, the amount of the Existing Bonds is sufficient to cover the existing reclamation obligations pertaining to the Property as set forth in the Exploration Permits (using current cost and pricing assumptions).

(e)

(a)

Brokerage or Finder's Fee. The parties acknowledge that a finder's fee is owed to Geographe MFS International, Inc. by Atlas, and that payment of that fee shall be Atlas' sole obligation.

(b)

Representations. To the knowledge of Atlas, no statements, warranties, or representations made by it herein contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were or will be made, not misleading.

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF SRI

4.1

Representations and Warranties of SRI. SRI hereby represents and warrants to Atlas, which representations and warranties shall be true and correct as of the Effective Date, as of the Exercise Date, and as of the Closing, that:

(a)

Organization and Standing. SRI is a corporation duly organized, validly existing, and in good standing under the laws of the Province of British Columbia, Canada.

(b)

Qualification. As of the Closing Date, Newco, which will be a wholly-owned subsidiary of SRI, will be a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and the State of Oregon.

(c)

Corporate Power. SRI has the requisite corporate power and authority (i) to enter into this Agreement and all other agreements contemplated hereby, and (ii) to carry out and perform its obligations under the terms and provisions of this Agreement and all agreements contemplated hereby.

(d)

Authorization. All requisite corporate action on the part of SRI, and its officers and directors, necessary for the execution, delivery and performance of this Agreement and all other agreements of SRI contemplated hereby, have been taken. This Agreement and all agreements and instruments contemplated hereby, when executed and delivered by SRI, will be the legal, valid, and binding obligations of SRI enforceable against SRI in accordance with their terms. The execution, delivery and performance of this Agreement will not violate any provision of law; any order of any court or other agency of government; or any provision of any indenture, agreement or other instrument to which SRI is a party or by which its properties or assets are bound; or be in conflict with, result in a breach of or constitute (with due notice and lapse of time) a default under any such indenture, agreement or other instrument. There is no law, rule or regulation, or any judgment, decree or order of any court or governmental authority binding on SRI which would be contravened by the execution, delivery, performance or enforcement of this Agreement or any instrument or agreement required hereunder. However, no representation is made as to (i) the remedy of specific performance or other equitable remedies for the enforcement of this Agreement or any other agreement contemplated hereby or (ii) rights to indemnity under this Agreement for securities law liability. Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium,

(e)

and other similar laws affecting generally the rights and remedies of creditors and secured parties.

(a)

Consents. SRI has obtained all consents, approvals, authorizations, declarations, or filings required by any federal, state, local, or other authority (except the Canadian Venture Exchange), or any lenders, creditors, and other third parties in connection with the valid execution, delivery, and performance of this Agreement and the consummation of the transaction contemplated hereby.

(b)

Brokerage or Finder's Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by SRI in such manner as not to give rise to any valid claim against Atlas for a brokerage commission, finder's fee or other fee or commission arising by reason of the transactions contemplated by this Agreement.

(c)

The Stock. On the date of this Agreement, the authorized capital stock of SRI consists of 9,497,367 common shares without par value, none of which are held by SRI. The Stock has been duly authorized for issuance and reserved therefor and, when issued, all shares of the Stock shall be validly issued, fully paid and nonassessable shares of capital stock of Seabridge, free and clear of all liens, charges and encumbrances. There does not exist any preemptive right in favor of any person with respect to the Stock. When issued, the Stock will be subject only to those limitations on trading subsequent to acquisition of the Stock by Atlas imposed by the Canadian Venture Exchange and applicable securities laws. At the Closing, the Stock will be listed on the Canadian Venture Exchange (or on the Toronto Stock Exchange, the Montreal Exchange, or an equivalent exchange in the United States) and SRI shall have complied with all of the requirements of that exchange for issuing the Stock. In the event that the Stock is listed on the Toronto Stock Exchange, the Montreal Exchange, or an equivalent exchange in the United States, all references in this Agreement to the "Canadian Venture Exchange" shall be deemed to be references to the exchange on which the Stock is actually listed.

(d)

Financial Statements and Reports. SRI has provided to Atlas the audited balance sheet of SRI as of December 31, 1999, and again current as of the Closing, and the related statements of income and retained earnings and statements of cash flow for the fiscal year then ended. Such financial statements and the notes thereto were prepared in accordance with Canadian generally accepted accounting principles and fairly present the financial condition and results of operations of SRI at the date and for the periods covered thereby all in accordance with Canadian generally accepted accounting principles consistently applied. Neither the financial statements nor the related statements contained as of their respective dates, any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The balance sheets included in the financial statements (including any related notes) present fairly in all material respects the financial position of SRI as of their respective dates and the results of operations, changes in financial position, cash flows and changes in stockholders' equity, as the case may be, of SRI for the periods therein set forth.

(i)

Representations. To SRI's knowledge, no statements, warranties or representations made by it herein contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statement made, in light of the circumstances under which such statements were made or will be made, not misleading.

4.2

Assumption of Obligations. Upon the exercise of the Option, Seabridge shall assume (a) the obligations of Atlas pertaining to the Property arising under any permits, including without limitation the Exploration Permits, issued by any federal, state or local authority, (b) all of the obligations of Atlas under the Leases and the Glerup office lease, and (c) all reclamation obligations pertaining to the Property.

ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS

5.1

Conditions Precedent to Obligations of Atlas. The obligations of Atlas to consummate the transactions referred to in Articles I and II are subject to the fulfillment by Seabridge or the waiver by Atlas of each of the following conditions prior to or at the Closing:

(a)

The representations and warranties of SRI made herein, which shall be deemed to have been made again on and as of the Closing, shall be true as of the Closing in all respects, except that representations and warranties which were expressly made as of a specified date need only be true as of such specified date; and Seabridge shall have performed and complied in all respects with all of the undertakings and agreements required by this Agreement to be performed or complied with prior to or at the Closing;

(b)

There shall have been no material adverse change in the business, financial position or results of operation of SRI since the Effective Date which either (i) renders SRI insolvent or otherwise unable to fulfill its obligations and liabilities as they come due and in the ordinary course of business, or (ii) otherwise prevents SRI from conducting its business in the ordinary course and consistent with past practice;

(c)

All proceedings to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to Atlas and its counsel, acting reasonably;

(d)

Seabridge shall have performed all of its obligations and agreements hereunder from the date hereof to the Closing;

(e)

Seabridge shall have obtained the consent of the Canadian Venture Exchange of its exercise of the Option and the Closing of the transactions contemplated under Articles I and II;

(f)

No action shall have been commenced challenging the transactions contemplated hereby and no preliminary or permanent injunction or other order shall have been sought or issued that seeks to prevent or prevents consummation of the transactions contemplated hereby; and

(g)

Newco shall have executed and delivered to Atlas a supplemental agreement in form and substance reasonably acceptable to Atlas and its counsel, acting reasonably, pursuant to which Newco agrees to be bound by all of the terms and conditions of this Agreement, and makes, jointly and severally with SRI, all of the representations and warranties set forth in Article IV.

In the event of failure to consummate the transactions referred to in Articles I and II as a result of a failure to satisfy any of the foregoing conditions, this Agreement shall terminate and the provisions of Sections 7.3, 7.4 and 7.5 shall apply.

5.2

Conditions Precedent to Obligations of Seabridge. The obligations of Seabridge to consummate the transactions referred to in Articles I and II are subject to the fulfillment by Atlas, or waiver by Seabridge, of each of the following conditions prior to or at the Closing:

(a)

The representations and warranties of Atlas made hereunder, which shall be deemed to have been made again on and as of the Closing, shall be true as of the Closing in all respects, except that representations and warranties which were expressly made as of a specified date need only be true as of such specified date; and Atlas shall have performed and complied in all respects with all of the undertakings and agreements required by this Agreement to be performed or complied with prior to or at the Closing;

(b)

There shall have been no material adverse change in the business, financial position or results of Atlas which materially affects the Property;

(c)

All proceedings to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to Seabridge and its counsel, acting reasonably;

(d)

Atlas shall have performed all of its obligations and agreements hereunder from the date hereof to the Closing; and

(e)

No action shall have been commenced challenging the transactions contemplated hereby and no preliminary or permanent injunction or other order shall have been sought or issued that seeks to prevent or prevents consummation of the transactions contemplated hereby.

In the event of failure to consummate the transactions referred to in Articles I and II as a result of a failure to satisfy any of the foregoing conditions, this Agreement shall terminate and the provisions of Sections 7.3, 7.4 and 7.5 shall apply.

ARTICLE VI

INDEMNIFICATION

6.1

Indemnification of Seabridge. Atlas hereby defends, indemnifies and agrees to hold Seabridge, its directors, officers, successors and assigns, harmless from and against any and all liabilities, claims, damages, losses, or expenses (including interest and penalties, reasonable attorneys' fees; and other reasonable expenses of defending any actions relating thereto) incurred or sustained by Seabridge in or as a result of or arising out of or attributable to (a) any breach of the specific representations and warranties made by Atlas herein, (b) the breach of any of the agreements, covenants, conditions, and obligations of Atlas contained in this Agreement, or (c) to the extent permissible under and in accordance with the Plan of Reorganization, any liability arising out of, based on or resulting from any actions taken by Atlas (or omissions to act) prior to the Effective Date of this Agreement and pertaining to:

(i)

the presence, release, threatened release, discharge or emission into the environment, at or from the Property, of any Hazardous Materials, which shall be defined to mean any substance:

(A)

the presence of which requires reporting, investigation, removal or remediation under any Environmental Law (defined as the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Clean Air Act, the Clean Water Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Water Pollution Control Act, the Superfund Amendments and Reauthorization Act of 1986, the Safe Drinking Water Act, the Endangered Species Act, the National Environmental Policy Act, the Mine Safety and Health Act of 1977, the Federal Land Policy and Management Act of 1976, and the National Historic Preservation Act, each as amended, and any state law counterparts, together with all other laws [including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, filings, and charges thereunder] of federal, state and local governments [and all agencies thereof] concerning pollution or protection of the environment, reclamation, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the existence, manufacture, processing, distribution, use, treatment, storage, disposal, recycling, transport, or handling or reporting or notification to any governmental authority in the collection, storage, use, treatment or disposal of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes);

(B)

that is defined as a "hazardous waste," "hazardous substance," "extremely hazardous substance" or "pollutant" or "contaminant" under any Environmental Law;

(C)

that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous and is regulated under any Environmental Law;

(D)

the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property;

(E)

that contains gasoline, diesel fuel or other petroleum hydrocarbons; or

(F)

(F)

that contains PCBs, asbestos or urea formaldehyde foam insulation; in each case subject to exceptions provided in applicable Environmental Laws or substances existing or arising on, beneath or above such property and/or emanating or migrating and/or threatening to emanate or migrate from such property and/or emanating or migrating and/or threatening to emanate or migrate from such property to other properties;

(i)

disposal or treatment of or the arrangement for the disposal or treatment of Hazardous Materials originating or transported from the Property to an off-site treatment, storage or disposal facility;

(ii)

physical disturbance of the environment on or from the Property; or

(iii)

the violation or alleged violation of any Environmental Laws relating to Atlas' activities at or on the Property prior to the Effective Date of this Agreement.

The parties expressly agree that the indemnification obligations of Atlas set forth in this Section 6.1 above shall apply only to liability arising out of, based on or resulting from actions taken or omissions to act by Atlas, and not by any third party (including without limitation the lessors under the Leases or any third party to whom Atlas conveyed an interest in the Property or with whom Atlas had a contractual relationship concerning the Property prior to the Effective Date of this Agreement).

6.2

Indemnification of Atlas. Seabridge hereby defends, indemnifies and agrees to hold Atlas, its directors, officers, successors and assigns, harmless from and against any and all liabilities, claims, damages, losses, or expenses (including interest and penalties, reasonable attorneys' fees and other reasonable expenses of defending any actions relating thereto) incurred or sustained by Atlas in or as a result of or arising out of or attributable to (a) any breach of the specific representations and warranties made by Seabridge herein, or (b) the breach by Seabridge of any of the agreements, covenants, conditions, and obligations of Seabridge contained in this Agreement, (c) any activities on the Property conducted by Seabridge, its successors or assigns, or (d) any liability arising out of, based on or resulting from any actions taken by Seabridge (or omissions to act) pertaining to:

(i)

the presence, release, threatened release, discharge or emission into the environment, at or from the Property, of any Hazardous Materials, which shall be defined to mean any substance:

(A)

the presence of which requires reporting, investigation, removal or remediation under any Environmental Law (defined as the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Clean Air Act, the Clean Water Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Water Pollution Control Act, the Superfund Amendments and Reauthorization Act of 1986, the Safe Drinking Water Act, the Endangered Species Act, the National Environmental Policy Act, the Mine Safety and Health Act of 1977, the Federal Land Policy and Management Act of 1976, and the National

Historic Preservation Act, each as amended, and any state law counterparts, together with all other laws [including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, filings, and charges thereunder] of federal, state and local governments [and all agencies thereof] concerning pollution or protection of the environment, reclamation, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the existence, manufacture, processing, distribution, use, treatment, storage, disposal, recycling, transport, or handling or reporting or notification to any governmental authority in the collection, storage, use, treatment or disposal of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes);

(A)

that is defined as a "hazardous waste," "hazardous substance," "extremely hazardous substance" or "pollutant" or "contaminant" under any Environmental Law;

(B)

that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous and is regulated under any Environmental Law;

(C)

the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property;

(D)

that contains gasoline, diesel fuel or other petroleum hydrocarbons; or

(E)

that contains PCBs, asbestos or urea formaldehyde foam insulation; in each case subject to exceptions provided in applicable Environmental Laws or substances existing or arising on, beneath or above such property and/or emanating or migrating and/or threatening to emanate or migrate from such property and/or emanating or migrating and/or threatening to emanate or migrate from such property to other properties;

(i)

disposal or treatment of or the arrangement for the disposal or treatment of Hazardous Materials originating or transported from the Property to an off-site treatment, storage or disposal facility;

(ii)

physical disturbance of the environment on or from the Property; or

(iii)

the violation or alleged violation of any Environmental Laws relating to Seabridge's activities at or on the Property.

6.3

Notification. The parties hereto, within 5 days after the service of process upon either of them in a lawsuit, including any notices of any court action or administrative action or any other type of action or proceeding (an "Action") or promptly after either of them, to their respective knowledge, shall become subject to, or possess actual knowledge of, any damage, liability, loss, cost, expense, or claim to which the indemnification provisions of this

Agreement (including but not limited to Sections 6.1 or 6.2) relate, whether based on a third party claim or otherwise, shall give written notice to the other party setting forth the facts relating to the claim, damage, or loss, if available, and the estimated amount of the same. "Promptly" shall mean giving notice within five business days; provided, however, that failure to give any such notice promptly shall not relieve the indemnifying party of any liability hereunder unless it is materially prejudiced thereby. Upon receipt of such notice relating to an Action, the indemnifying party shall be entitled to (a) participate at its own expense in the defense or investigation of any claim or Action or (b) assume the defense thereof, in which event the indemnifying party shall not be liable to the indemnified party for legal or attorney fees thereafter incurred by such indemnified party in defense of such action or claim; provided, that if the indemnified party may have any unindemnified liability out of such claim, such party shall have the right to approve the counsel selected by the indemnifying party, which approval shall not be withheld unreasonably. If the indemnifying party assumes the defense of any claim or Action, all costs of defense of such claim or Action shall thereafter be borne by such party and such party shall have the authority to compromise and settle such claim or Action, or to appeal any adverse judgment or ruling with the cost of such appeal to be paid by such party; provided, however, if the indemnified party may have any unindemnified liability arising out of such claim or Action the indemnifying party shall have the authority to compromise and settle each such claim or Action only with the written consent of the indemnified party, which shall not be withheld unreasonably, and if such consent is withheld, the indemnifying party shall not be responsible for any costs, fees or expenses incurred by the indemnified party in excess of the proposed settlement amount (with respect to the indemnified amount of such claim or action). The indemnified party may continue to participate in any litigation at its expense after the indemnifying party assumes the defense of such Action. In the event the indemnifying party does not elect to assume the defense of a claim or Action, the indemnified party shall have authority to compromise and settle such claim or Action only with the written consent of the indemnifying party, which consent shall not be unreasonably withheld, or to appeal any adverse judgment or ruling, with all costs, fees, and expenses indemnifiable under Sections 6.1 or 6.2 hereof to be paid by the indemnifying party.

6.4

Nature of Indemnification. The parties hereby agree that their respective indemnification obligations set forth in Sections 6.1 and 6.2 are to be deemed complementary with and supplemental to any specific indemnification obligations set forth elsewhere in this Agreement, that those specific indemnification obligations set forth elsewhere in this Agreement shall not be deemed to limit or restrict the indemnification obligations set forth in Sections 6.1 and 6.2, and that the indemnification obligations set forth in Sections 6.1 and 6.2 shall not be deemed to limit or restrict the specific indemnification obligations set forth elsewhere in this Agreement.

ARTICLE VII

TERMINATION

7.1

Termination by SRI. SRI shall have the right to terminate, surrender and relinquish this Agreement at any time during the Option Period by giving written notice to Atlas of such election. If Seabridge does not exercise the Option during the Option Period, this Agreement will terminate automatically. Any termination by Seabridge pursuant to this

Section 7.1 will be effective when such notice is effective as provided in Section 8.1 below. Upon termination of this Agreement pursuant to this Section 7.1, Seabridge shall have no further liability or obligations hereunder or with respect to the Property, except with respect to the obligations set forth in this Section 7.1 and Sections 2.1, 2.2(b)-(e), 2.4, 2.5, 2.8, 2.9, 6.2, 6.3, 6.4, 7.3, 7.4 and 7.5.

7.2

Termination by Atlas. In the event of a default hereunder on the part of Seabridge, Atlas shall give to Seabridge written notice specifying the particular default or defaults asserted, and Seabridge shall have 30 days after the receipt of said notice within which either to cure such specified defaults, or to undertake to cure the same and diligently thereafter promptly to cure the same; provided, however, that in the event of a default by Seabridge in timely making and satisfying the full amount of any monetary payment required under this Agreement, Atlas may elect to terminate this Agreement immediately without providing notice of such a default to Seabridge and without any cure period. In the event Seabridge cures a default (other than monetary defaults, for which there is no cure) as set forth above, this Agreement shall continue in full force and effect as though no default has occurred. In the event such curative action is not so completed or diligent efforts to cure such defaults are not undertaken within the applicable 30-day period and thereafter diligently pursued to completion, or if the nature of the default gives Atlas the right to immediately terminate this Agreement as set forth above, Atlas may elect to terminate this Agreement by notice to Seabridge as provided in Section 8.1. Upon termination of this Agreement pursuant to this Section 7.2, Seabridge shall have no further liability or obligations hereunder or with respect to the Property, except with respect to the obligations set forth in this Section 7.2 and Sections 2.1, 2.2(b)-(e), 2.4, 2.5, 2.8, 2.9, 6.2, 6.3, 6.4, 7.3, 7.4 and 7.5.

7.3

Release. Upon termination of this Agreement, if Seabridge has not exercised the Option, Seabridge will, at the written request of Atlas, provide Atlas with a written release, in recordable form, of its rights hereunder with respect to the Property.

7.4

Surrender of Possession and Removal of Equipment. Upon termination of this Agreement, if Seabridge has not exercised the Option, Seabridge shall surrender possession of the Property, subject to the condition that Seabridge shall have the right at any time within one year after such surrender or termination of this Agreement to remove all of its tools, equipment, machinery, supplies, fixtures, buildings, structures and other property erected or placed on such property by Seabridge, excepting only timber, chutes and ladders in place for underground support and entry. Title to such property not removed within one year shall, at the election of Atlas, pass to Atlas. Alternatively, at the end of one year Atlas may remove any such property from the Property and dispose of the same in a commercially reasonable manner, all at the expense of Seabridge.

7.5

Exercise of Option. The provisions of Sections 1.2, 1.6, 1.7, 2.1, 2.2(b), 2.2(e), 2.5, 2.7, 2.9, 3.1, 4.1, 4.2, 6.1, 6.2, 6.3, 6.4, and Article VIII of this Agreement shall survive the Closing of the Option. In the event the Closing of the transactions contemplated under Articles I and II does not occur as the result of a failure of a condition precedent set forth in Section 5.1 or 5.2, the provisions of Sections 2.1, 2.2(b)-(e), 2.4, 2.5, 2.8, 2.9, 6.2, 6.3 and 6.4 shall survive.

ARTICLE VIII
GENERAL PROVISIONS

8.1

Notices. Any notice or communication hereunder shall be in writing, and shall be delivered (a) by reputable overnight courier, confirmation of receipt requested, (b) by telecopy or other similar form of rapid transmission, with receipt confirmed at substantially the same time as such rapid transmission, or (c) personally to the receiving party or an officer thereof. If notice is given by courier, it shall be deemed to have been given and received two business days after deposit with the courier service, properly addressed, with delivery fees prepaid; and if given otherwise than by courier, it shall be deemed to have been given when delivered to and received by the party to whom it is addressed at the time received. The addresses of the parties for the purposes of this Section are as follows:

ATLAS MINERALS INC.

370 Seventeenth Street

Suite 3010

Denver, Colorado 80202 Attention: Richard Blubaugh

SEABRIDGE RESOURCES INC.

Suite 304

700 West Pender Street

Vancouver, British Colombia, Canada

V6C 1G8

Attention: Rudi P. Fronk

With a copy to:

SEABRIDGE RESOURCES INC.

172 King Street East

Third Floor

Toronto, Ontario, Canada M5A 1J3

Attention: Rudi P. Fronk

Either party hereto, by written notice to the other party (effective upon the date of receipt of such notice), may change the address for notices to be sent to it.

8.2

Governing Law. This Agreement, and the rights and liabilities of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Colorado, other than its rules as to conflicts of law.

8.3

Parties in Interest, Assignment. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto and their successors and permitted assigns, whether hereinabove so expressed or not. The rights, powers, privileges, and interests hereunder shall not be assignable by either party, except to affiliates or subsidiaries, or as otherwise specifically provided for herein, without the prior written consent of the non-assigning party, which consent shall not be unreasonably withheld; provided, however, that SRI may not require Atlas to accept as the Stock the shares of any affiliate or subsidiary of SRI, and provided further that any affiliate or subsidiary to whom any rights, powers, privileges or interests hereunder are assigned shall agree in writing to be bound by all the terms and conditions of this Agreement.

8.4

Entire Agreement. This Agreement contains the entire agreement and understanding of the parties hereto and supersedes all prior written or oral agreements and understanding between them concerning or relating to the subject matter contained herein, including without limitation the provisions of that certain Letter Agreement between SRI and Atlas dated February 14, 2000. There are no representations, agreements, arrangements, or understandings, oral or written, between the parties hereto relating to the subject matter contained in this Agreement which are not fully expressed herein.

8.5

Public Announcements and Confidentiality. Disclosure of information relating to this Agreement or the Property may be made by either party only if such information is required to be disclosed to any federal, state, provincial or local government or appropriate agencies and departments thereof or if such information is required by law to be publicly announced. Otherwise, public announcements or reports by either party of information relating to this Agreement or the Property shall be made only on the basis of agreed texts upon the prior written consent of the non-disclosing party, which consent shall not be unreasonably withheld. Each party accordingly agrees that it will, in advance of making public any information referred to in the preceding sentence, give the other party written notice of the text of the proposed report and provide that party with the opportunity to object to the form and content thereof before the same is issued. The non-disclosing party shall respond within 5 days of receipt of such notice, or its silence will constitute a waiver of objection to the terms of the proposed text. In addition, disclosure of any such information by Seabridge to third parties shall be made only to third parties who are engaged in assisting Seabridge in its evaluation of the Property and who agree to keep such information confidential.

8.6

Waiver, Amendment. Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but no such waiver shall affect or impair the right of the waiving party to require observance, performance, or satisfaction of any other term or condition hereof. Any of the terms of provisions of this Agreement may be amended or modified at any time by agreement in writing.

8.7

Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument or agreement contemplated hereby shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement or any such other instrument or agreement.

8.8

Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.9

Attorneys' Fees. In the event of any controversy, claim, or dispute between the parties hereto, arising out of or relating to this Agreement or the breach thereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs.

8.10

Further Documents. At the request of either Atlas or Seabridge, the parties shall execute and deliver any further instruments, agreements, documents or other papers reasonably requested by either Atlas or Seabridge to effect the purposes of this Agreement and the transactions contemplated hereby.

8.11

Venue, Submission to Jurisdiction. The parties hereby submit to the nonexclusive jurisdiction of the United States District Court for the District of Colorado and of any Colorado State Court sitting in Denver, Colorado for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby or thereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

8.12

Joint and Several Liability. All of the representations, warranties, covenants, obligations and liabilities of SRI, Newco or Seabridge contained in this Agreement shall be deemed to be the joint and several representations, warranties, covenants, obligations and liabilities of SRI and Newco. All of the representations, warranties, covenants and obligations and liabilities of AMI, APMI or Atlas contained in this Agreement shall be deemed to be the joint and several representations, warranties, covenants, obligations and liabilities of AMI and APMI.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

ATLAS MINERALS INC.,

a Colorado corporation

Richard E. Blubaugh      (name)

Executive Vice President (title)

ATLAS MINERALS INC.,

a Nevada corporation

By: __/s/__________________

Richard E. Blubaugh      (name)

Executive Vice President (title)

SEABRIDGE RESOURCES INC.,

a British Columbia corporation

By: __/s/__________________

Rudi P. Fronk                 (name)

President  &  CEO            (title)

EXHIBIT A
Unpatented Mining Claims owned by Atlas Precious Metals Inc.

I.

Frog Lode Claims

The following lode mining claims located in Sections 12 & 13, T 22 S — R 43 E, Section 32, T 21 S — R 44 E, Sections 4 — 9, 17, 18, T 22 S — R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Frog	1	104797	88	18804
Frog	2	104798	88	18805
Frog	3	126210	89	39554
Frog	4	126211	89	39555
Frog	5	104801	88	18808
Frog	6	104802	88	18814
Frog	7	104803	88	18809
Frog	8	104804	88	18810
Frog	9	104805	88	18811
Frog	10	104806	88	18812
Frog	10A	108086	88	22228
Frog	11	104807	88	18813
Frog	12	104808	88	18815
Frog	14	104810	88	18817
Frog	16	104812	88	18819
Frog	18	104814	88	18821
Frog	19	104815	88	18822
Frog	20	104816	88	18823
Frog	21	104817	88	18824
Frog	22	104818	88	18825
Frog	23	104819	88	18826
Frog	24	104820	88	18827
Frog	25	104821	88	18828
Frog	25A	108087	88	22229
Frog	26	104822	88	18829
Frog	26A	108088	88	22230
Frog	27	104823	88	18830
Frog	28	104824.	88	18831
Frog	29	104825	88	18832
Frog	30	104826	88	18833
Frog	31	104827	88	18834
Frog	32	104828	88	18835
Frog	33	104829	88	18836
Frog	34	104830	88	18837
Frog	35, as amended	104831	90	3396

	EXHIBIT A Unpatented Mining Claims owned by Atlas Precious Metals Inc.
I.	Frog Lode Claims (cont’d)
CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Frog	35A	108089	88	22231
Frog	36	104832	88	18839
Frog	37	104833	88	18840
Frog	38	104834	88	18841
Frog	39	104835	88	18842
Frog	40	104836	88	18843
Frog	41	104837	88	18844
Frog	42	104838	88	18845
Frog	46	104839	88	18846
Frog	46A	108090	88	22232
Frog	46B	108091	88	22233
Frog	47	104840	88	18847
Frog	48	104841	88	18848
Frog	85, as amended	104878	90	1366
Frog	86, as amended	104879	90	1367
Frog	87, as amended	104880	90	1368
Frog	88, as amended	104881	90	1369
Frog	89, as amended	104882	90	1370
Frog	90, as amended	104883	90	1371
Frog	91, as amended	104884	90	1372
Frog	92, as amended	104885	90	1373
Frog	93	104886	88	18893
Frog	94	104887	88	18894
Frog	96	104889	88	18896
Frog	98	104891	88	18898
Frog	107	104900	88	18907
Frog	108	104901	88	18908
Frog	109	104902	88	18909
• Frog	110	104903	88	18910
Frog	111	104904	88	18911
Frog	112	104905	88	18912
Frog	113	104906	88	18913
Frog	133	104926	88	18933
Frog	134	104927	88	18934
Frog	135	104928	88	18935

	EXHIBIT A Unpatented Mining Claims owned by Atlas Precious Metals Inc.
I.	Frog Lode Claims (cont’d)
CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Frog	136	104929	88	18936
Frog	147	104940	88	18947
Frog	148	104941	88	18948
Frog	149	104942	88	18949
Frog	150	104943	88	18950
Frog	151	125178	89	38517
Frog	167	104960	88	18967
Frog	168	104961	88	18968
Frog	169	104962	88	18969
Frog	170	104963	88	18970
Frog	171	104964	88	18971
Frog	172	104965	88	18972
Frog	173	104966	88	18973
Frog	174	104967	88	18974
Frog	175	104968	88	18975
Frog	176	104969	88	18976
Frog	195	104988	88	18995
Frog	196	104989	88	18996
Frog	197	104990	88	18997
Frog	198	104991	88	18998
Frog	207	105000	88	19007
Frog	208	105001	88	19008
Frog	209	105002	88	19009
Frog	210	105003	88	19010
Frog	211	105004	88	19011
Frog	212	105005	88	19012
Frog	213	105006	88	19013
Frog	214	105007	88	19014
Frog	215	105008	88	19015
Frog	216	105009	88	19016
Frog	224	105017	88	19024
Frog	226	105019	88	19026
Frog	228	105021	88	19028
Frog	230	105023	88	19030
Frog	232	105025	88	19032
Frog	252	105913	88	19861
Frog	649	107597	88	21299
Frog	650	107598	88	21300
Frog	651	107599	88	21301
Frog	652	107600	88	21302
EXHIBIT A Unpatentcd Mining Claims owned by Atlas Precious Metals Inc.
I. Frog Lode Claims (cont'd)
CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Frog 755		107703	88	21405
Frog 756		107704	88	21406
Frog 1274		126212	89	39556
Frog 1275		126213	89	39557
Frog 1277		126215	89	39559
II. Don Millsite Claims

The following unpatented millsite mining claims located in Sections 7 and 8, T 22 S -R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME	BLM ORMC #	MALHEUR COUNTY COUNTY
		BOOK	PAGE
Don 1	108077	88	22025
Don 2	108078	88	22026
Don 3	108079	88	22027
Don 4	108080	88	22028
Don 5	108081	88	22029
Don 6	108082	88	22030
Don 7	108083	88	22031
Don 8	108084	88	22032
Don 9	108085	88	22033

EXHIBIT B
Property Held by Atlas Precious Metals Inc. Under Agreement

I.

Bishop I

The following unpatented lode and placer mining claims and fee lands subject to that certain Mining Lease and Option to Purchase dated September 11, 1989 between John J. Bishop and Henry F. Bishop, dba Bishop Brothers, Eileen Bishop, Judy Bishop, John J. Bishop, Jr., Anna Mae Wineburger, aka Anna Mae Hovis, Suzie Bishop, and Chris Bishop, and Atlas Precious Metals Inc., as amended July 2, 1991, and July 8, 1997 and located in Sections l 1 - 14, T 22 S - R 43 E, WM, in Malheur County, Oregon:

CLAIM NAME	BLM ORMC #	MALHEUR COUNTY
		BOOK	PAGE
BISHOP 1	116169	89	31685
BISHOP 2	116170	89	31686
BISHOP 3	116171	89	31687
BISHOP 4	116172	89	31688
BISHOP 5	116173	89	31689
BISHOP 5 RELOCATED	125516	89	38758

Those certain fee lands located in T 22 S - R 43 E, WM, in Malheur County, Oregon:

Section 11:

S ½  (surface only)

Section 12:

W½ SW¼   (surface only)

Section 13:

NW¼ SW ¼ , W ½ , NW ¼  (surface and minerals)

Section 14:

E ½   SE ¼ , SW ¼  SE ¼ (surface and minerals)

N ½ , NW ¼  SE ¼  (surface only)

Section 15:

S ¼ SE ¼  (surface only)

II.

Bishop II

The following fee lands subject to that certain Mining Lease and Option to Purchase dated September 11, 1989 between John J. Bishop and Henry F. Bishop, dba Bishop Brothers, Ann Schlupe, and Frank B. Bishop, located in T 22 S R 43 E, WM, in Malheur County, Oregon:

Section 12:

SE ¼ SW ¼  (minerals only)

Section 13:

NE ¼ NW ¼ (minerals only)

III.

Sherry & Yates

The following unpatented lode mining claims subject to that certain Mining Lease and Option to Purchase dated March 5, 1986, between Sherry & Yates, Inc. and Atlas Precious Metals Inc., as amended July 25, 1991, and located in Sections 7, 8, 17, and 18, T 22 S - R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Poison Springs #	1	74965	84	121750
Poison Springs #	2	74966	84	.121751
Poison Springs #	3	74967	84	121752
Poison Springs #	4	74968	84	121753
Poison Springs #	5	74969	84	121754

EXHIBIT B
Property Held by Atlas Precious Metals Inc. Under Agreement

III. Sherry & Yates (cont’d)
CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
CLAIM NAME			BOOK	PAGE
Poison Springs # 6		74970	84	121755
Poison Springs # 7		74971	84	121756
Poison Springs # 8		74972	84	121757
Poison Springs # 9		74973	84	121758
Poison Springs # 10		74974	84	121759
Poison Springs # 11		74975	84	121760
Poison Springs # 12		74976	84	121761
Poison Springs # 13		74977	84	121762
Poison Springs # 14		74978	84	121763
Poison Springs # 15		74979	84	121764
Poison Springs 16, as amended		74980	90	1364
Poison Springs 16A		127904	90	1362
Poison Springs 17, as amended		74981	90	1365
Poison Springs 17A		127905	90	1363
Poison Springs # 18		74982	84	121767
Poison Springs	19, as amended	74983	90	6119
Poison Springs	20, as amended	74984	90	6120
Poison Springs	21, as amended	74985	90	6121
Poison Springs #	22	74986	84	121771
Poison Springs	23, as amended	74987	88	22375
Poison Springs	24, as amended	74988	90	6122
Poison Springs	25, as amended	74989	90	6123
Poison Springs #	26	74990	84	121775
Poison Springs #	27	74991	84	121776
Poison Springs #	28	74992	84	121777
Poison Springs	29, as amended	74993	90	6124
Poison Springs	30, as amended	74994	90	6125
Poison Springs	31, as amended	74995	90	6126
Poison Springs #	32	74996	84	121781
Poison Springs	33, as amended	82452	90	6127
Poison Springs	34, as amended	82453	90	6128
Poison Springs	35, as amended	82454	90	6129
Poison Springs	36, as amended	82455	88	22384
Poison Springs	37, as amended	82456	90	6130
Poison Springs # 38, as amended		82457	86	2207

EXHIBIT B

Property field by Atlas Precious Metals Inc. Under Agreement

III.

Sherry & Yates (cont'd)

The following unpatented lode mining claims subject to Sherry & Yates agreement, but held by Atlas Precious Metals Inc., and located in Sections 7, 8, 17, and 18, T 22 S - R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME	BLM ORMC #	MALIIEUR COUNTY
		BOOK	PAGE
Poison Spring - 1 A	146318	93	6060
Poison Spring - 3A	146319	93	6061
Poison Spring - 5A	146320	93	6062
Poison Spring - 6A	146321	93	6063
Poison Spring - 7A	146322	93	6064
Poison Spring - 8A	146323	93	6065
Poison Spring - 9A	146324	93	6066
Poison Spring - 11A	146325	93	6067
Poison Spring - 14A	146326	93	6068
Poison Spring - 18A	146327	93	6069
Poison Spring - 22A	146328	93	6070
Poison Spring - 26A	146329	93	6071
Poison Spring - 27A	146330	93	6072
Poison Spring - 38A	146331	93	6073

EXHIBIT C
Other Assets Comprising the Property

I.

Water Permit

Oregon Water Resources Department, Water Rights Division, Water Rights Application Number G-11847, Permit Number G-10994. Written progress report due October 1, 2003. Application of water to beneficial use by October 1, 2008.

II.

Exploration Permits

State of Oregon, Oregon Department of Geology

Exploration Permit No. 23-0195, Grassy Mountain Site, Bond Amount $136,200.00 Exploration Permit No. 23-0224, Grassy Mountain Regional, Bond Amount $10,000.00

Performance Bond No. 6907.

III.

Vale, OR Office Lease

Lease between George and Burtta Jean Glerup and Atlas Precious Metals Inc. is a month-to-month lease for the premises at 318 A Street West, Vale, OR 97918, at the rental rate of $325.00/month.

EXHIBIT D
SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made and entered into this

day of 200_, from ATLAS MINERALS INC., a Colorado corporation, and ATLAS PRECIOUS METALS INC., a Nevada corporation, whose address is 370 17th Street, Suite 3010, Denver, Colorado 80202 (collectively, "Atlas") to a corporation, whose address is Suite 304, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8 ("Seabridge").

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Atlas does hereby convey and specially warrant unto Seabridge all of its right, title and interest in and to those unpatented mining claims and millsites listed on Exhibit A attached hereto and incorporated herein by reference (the "Claims"), free and clear of all liens, claims and encumbrances arising by, through and under Atlas, except as set forth in that Option Agreement among Atlas,                     , and Seabridge Resources Inc., dated effective as of
February 14, 2000.

TOGETHER WITH all lodes, ledges, veins and mineral bearing rock, both known and unknown, lying within the boundaries of the Claims, together with all dips, spurs, and angles, and all the ores, mineral-bearing quartz, rock and earth or other deposits therein or thereon and all of the rights, privileges and franchises thereto incident, and all and singular the tenements and hereditaments thereunto or in anywise appertaining, and the rents, issues and profits thereof; and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of Atlas, of, in or to the Claims and every part and parcel thereof, including all after acquired title.

TO HAVE AND TO HOLD all and singular the claims, unto Seabridge, its successors and assigns forever.

IN WITNESS WHEREOF, Atlas has executed this Special Warranty Deed as of the date first set forth above.

ATLAS MINERALS INC.,

a Colorado corporation

By:_______________________________________

__________________________________(name)

__________________________________ (title)

ATLAS PRECIOUS METALS INC.,

 a Nevada corporation

By:_______________________________________

__________________________________(name)

__________________________________ (title)

STATE OF	)
) ss.
COUNTY OF	)

This instrument was acknowledged before me on

____________, 200_ by

__________________, as ___________________of Atlas Minerals Inc., a Colorado
corporation.

Witness my hand and official seal.

My commission expires: __________________________

_________________________________________

Notary Public

STATE OF	)
) ss.
COUNTY OF	)

This instrument was acknowledged before me on

____________, 200_ by

__________________, as ___________________of Atlas Precious Metals Inc., a Nevada
corporation.

Witness my hand and official seal.

My commission expires: __________________________

_________________________________________

Notary Public

EXHIBIT A
Unpatented Mining Claims owned by Atlas Precious Metals Inc.

1.

Frog Lode Claims

The following lode mining claims located in Sections 12 & 13, T 22 S — R 43 E, Section 32, T 21 S — R 44 E, Sections 4 — 9, 17, 18, T 22 S — R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Frog	1	104797	88	18804
Frog	2	104798	88	18805
Frog	3	126210	89	39554
Frog	4	126211	89	39555
Frog	5	104801	88	18808
Frog	6	104802	88	18814
Frog	7	104803	88	18809
Frog	8	104804	88	18810
Frog	9	104805	88	18811
Frog	10	104806	88	18812
Frog	10A	108086	88	22228
Frog	11	104807	88	18813
Frog	12	104808	88	18815
Frog	14	104810	88	18817
Frog	16	104812	88	18819
Frog	18	104814	88	18821
Frog	19	104815	88	18822
Frog	20	104816	88	18823
Frog	21	104817	88	18824
Frog	22	104818	88	18825
Frog	23	104819	88	18826
Frog	24	104820	88	18827
Frog	25	104821	88	18828
Frog	25A	108087	88	22229
Frog	26	104822	88	18829
Frog	26A	108088	88	22230
Frog	27	104823	88	18830
Frog	28	104824	88	18831
Frog	29	104825	88	18832
Frog	30	104826	88	18833
Frog	31	104827	88	18834
Frog	32	104828	88	18835
Frog	33	104829	88	18836
Frog	34	104830	88	18837
Frog	35, as amended	104831	90	3396

	EXHIBIT A Unpatented Mining Claims owned by Atlas Precious Metals Inc.
I.	Frog Lode Claims (cont'd)
CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Frog	35A	108089	88	22231
Frog	36	104832	88	18839
Frog	37	104833	88	18840
Frog	38	104834	88	18841
Frog	39	104835	88	18842
Frog	40	104836	88	18843
Frog	41	104837	88	18844
Frog	42	104838	88	18845
Frog	46	104839	88	18846
Frog	46A	108090	88	22232
Frog	46B	108091	88	22233
Frog	47	104840	88	18847
Frog	48	104841	88	18848
Frog	85, as amended	104878	90	1366
Frog	86, as amended	104879	90	1367
Frog	87, as amended	104880	90	1368
Frog	88, as amended	104881	90	1369
Frog	89, as amended	104882	90	1370
Frog	90, as amended	104883	90	1371
Frog	91, as amended	104884	90	1372
Frog	92, as amended	104885	90	1373
Frog	93	104886	88	18893
Frog	94	104887	88	18894
Frog	96	104889	88	18896
Frog	98	104891	88	18898
Frog	107	104900	88	18907
Frog	108	104901	88	18908
Frog	109	104902	88	18909
Frog	110	104903	88	18910
Frog	111	104904	88	18911
Frog	112	104905	88	18912
Frog	113	104906	88	18913
Frog	133	104926	88	18933
Frog	134	104927	88	18934
Frog	135	104928	88	18935

	EXHIBIT A Unpatented Mining Claims owned by Atlas Precious Metals Inc.
I.	Frog Lode Claims (cont'd)
		BLM ORMC #	MALHEUR COUNTY
	CLAIM NAME		BOOK	PAGE
Frog	136	104929	88	18936
Frog	147	104940	88	18947
Frog	148	104941	88	18948
Frog	149	104942	88	18949
Frog	150	104943	88	18950
Frog	151	125178	89	38517
Frog	167	104960	88	18967
Frog	168	104961	88	18968
Frog	169	104962	88	18969
Frog	170	104963	88	18970
Frog	171	104964	88	18971
Frog	172	104965	88	18972
Frog	173	104966	88	18973
Frog	174	104967	88	18974
Frog	175	104968	88	18975
Frog	176	104969	88	18976
Frog	195	104988	88	18995
Frog	196	104989	88	18996
Frog	197	104990	88	18997
Frog	198	104991	88	18998
Frog	207	105000	88	19007
Frog	208	105001	88	19008
Frog	209	105002	88	19009
Frog	210	105003	88	19010
Frog	211	105004	88	19011
Frog	212	105005	88	19012
Frog	213	105006	88	19013
Frog	214	105007	88	19014
Frog	215	105008	88	19015
Frog	216	105009	88	19016
Frog	224	105017	88	19024
Frog	226	105019	.88	19026
Frog	228	105021	88	19028
Frog	230	105023	88	19030
Frog	232	105025	88	19032
Frog	252	105913	88	19861
Frog	649	107597	88	21299
Frog	650	107598	88	21300
Frog	651	107599	88	21301
Frog	652	107600	88	21302

EXHIBIT A Unpatented Mining Claims owned by Atlas Precious Metals Inc.
I. Frog Lode Claims (cont'd)
CLAIM NAME	BLM ORMC #	MALHEUR COUNTY
		BOOK	PAGE
Frog 755	107703	88	21405
Frog 756	107704	88	21406
Frog 1274	126212	89	39556
Frog 1275	126213	89	39557
Frog 1277	126215	89	39559
II. Don Millsite Claims

The following unpatented millsite mining claims located in Sections 7 and 8, T 22 S -R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME	BLM ORMC #	MALHEUR COUNTY
		BOOK	PAGE
Don 1	108077	88	22025
Don 2	108078	88	22026
Don 3	108079	88	22027
Don 4	108080	88	22028
Don 5	108081	88	22029
Don 6	108082	88	22030
Don 7	108083	88	22031
Don 8	108084	88	22032
Don 9	108085	88	22033

EXHIBIT E
ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this

_____day of___________, 200_, by and among ATLAS MINERALS INC., a Colorado corporation, and ATLAS PRECIOUS METALS INC., a Nevada corporation, whose address is 370 17th Street, Suite 3010, Denver, Colorado 80202 (collectively, "Atlas"), and Seabridge Resources Inc., a corporation incorporated under the laws of the Province of British Columbia, Canada, and ________________________________, a__________corporation, whose address is Suite 304,
700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8 (collectively, "Seabridge").

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Atlas hereby transfers, conveys, sets over and assigns to Seabridge, its successors and assigns, all of Atlas' right, title and interest in and to (a) those mining leases more particularly described in Exhibit A attached hereto and incorporated herein by reference (collectively, the "Leases"), and (b) those agreements, permits and bonds listed on Exhibit B attached hereto and incorporated herein by reference (the "Instruments").

Seabridge hereby agrees to assume all of the obligations of Atlas under and to be bound by all of the terms and conditions of the Leases and the Instruments.

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement effective the date first written above.

ATLAS MINERALS INC., a Colorado corporation

By:___________________________________

__________________________________(name)

__________________________________ (title)

ATLAS PRECIOUS METALS INC., a Nevada corporation

By:___________________________________

__________________________________(name)

__________________________________ (title)

SEABRIDGE RESOURCES INC., a British Columbia corporation

By:___________________________________

__________________________________(name)

__________________________________ (title)

______________________________________,

a___________________________corporation

By:___________________________________

__________________________________(name)

__________________________________ (title)

STATE OF

_____________ )

) ss. COUNTY OF

 _____________)

This instrument was acknowledged before me on

_______________, 200_ by

__________________, as ______________________

of Atlas Minerals Inc., a Colorado
corporation.

Witness my hand and official seal.

My commission expires:

__________________________________

Notary Public

STATE OF

_____________ )

) ss. COUNTY OF

 _____________)

This instrument was acknowledged before me on

_______________, 200_ by

__________________, as ______________________

of Atlas Precious Metals Inc., a Nevada corporation.

Witness my hand and official seal.

My commission expires:______________________

__________________________________

Notary Public

PROVINCE OF____________ )

) ss. COUNTY OF

 _____________)

This instrument was acknowledged before me on

_______________, 200_ by

__________________, as ______________________

of Seabridge Resources Inc., a
corporation incorporated under the laws of the Province of British Columbia, Canada.

Witness my hand and official seal.

My commission expires:_______________

__________________________________

Notary Public

STATE OF

_____________ )

) ss. COUNTY OF

 _____________)

This instrument was acknowledged before me on

_______________, 200_ by

__________________, as ______________________

of _______________, a ______________ corporation.

Witness my hand and official seal.

My commission expires: ______________

__________________________________

Notary Public

EXHIBIT A
Property Held by Atlas Precious Metals Inc. Under Agreement

I.

Bishop I

The following unpatented lode and placer mining claims and fee lands subject to that certain Mining Lease and Option to Purchase dated September II, 1989 between John J. Bishop and Henry F. Bishop, dba Bishop Brothers, Eileen Bishop, Judy Bishop, John J. Bishop, Jr., Anna Mae Wineburger, aka Anna Mae Hovis, Suzie Bishop, and Chris Bishop, and Atlas Precious Metals Inc., as amended July 2, 1991, and July 8, 1997 and located in Sections 11 - 14, T 22 S - R 43 E, WM, in Malheur County, Oregon:

CLAIM NAME	BLM ORMC #	MALHEUR COUNTY
		BOOK	PAGE
BISHOP 1	116169	89	31685
BISHOP 2	116170	89	31686
BISHOP 3	116171	89	31687
BISHOP 4	116172	89	31688
BISHOP 5	116173	89	31689
BISHOP 5 RELOCATED	125516	89	38758

Those certain fee lands located in T 22 S - R 43 E, WM, in Malheur County, Oregon:

Section 11:

S ½  (surface only)

Section 12:

W ½ SW ¼  (surface only)

Section 13:

NW ¼ SW ¼ , W ½  NW ¼  (surface and minerals)

Section 14:

E ½  SE ¼ , SW ¼ SE ¼  (surface and minerals)

N ½  NW ¼ , SE ¼  (surface only)

Section 15:

S ½  SE ¼  (surface only)

II.

Bishop H

The following fee lands subject to that certain Mining Lease and Option to Purchase dated September 11, 1989 between John J. Bishop and Henry F. Bishop, dba Bishop Brothers, Ann Schlupe, and Frank B. Bishop, located in T 22 S R 43 E, WM, in Malheur County, Oregon:

Section 12:

SE ¼  SW ¼ (minerals only)

Section 13:

NE ¼ NW ¼  (minerals only)

III.

Sherry & Yates

The following unpatented lode mining claims subject to that certain Mining Lease and Option to Purchase dated March 5, 1986, between Sherry & Yates, Inc. and Atlas Precious Metals Inc., as amended July 25, 1991, and located in Sections 7, 8, 17, and 18, T 22 S - R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Poison Springs #	1	74965	84	121750
Poison Springs #	2	74966	84	121751
Poison Springs #	3	74967	84	121752
Poison Springs #	4	74968	84	121753
Poison Springs #	5	74969	84	121754

Property Held by Atlas Precious Metals Inc. Under Agreement

III. Sherry & Yates (cont'd)
CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Poison Springs # 6		74970	84	121755
Poison Springs # 7		74971	84	121756
Poison Springs # 8		74972	84	121757
Poison Springs # 9		74973	84	121758
Poison Springs # 10		74974	84	121759
Poison Springs # 11		74975	84	121760
Poison Springs # 12		74976	84	121761
Poison Springs # 13		74977	84	121762
Poison Springs # 14		74978	84	121763
Poison Springs # 15		74979	84	121764
Poison Springs 16, as amended		74980	90	1364
Poison Springs 16A		127904	90	1362
Poison Springs 17, as amended		74981	90	1365
Poison Springs 17A		127905	90	1363
Poison Springs # 18		74982	84	121767
Poison Springs	19, as amended	74983	90	6119
Poison Springs	20, as amended	74984	90	6120
Poison Springs	21, as amended	74985	90	6121
Poison Springs #	22	74986	84	121771
Poison Springs	23, as amended	74987	88	22375
Poison Springs	24, as amended	74988	90	6122
Poison Springs	25, as amended	74989	90	6123
Poison Springs #	26	74990	84	121775
Poison Springs #	27	74991	84	121776
Poison Springs #	28	74992	84	121777
Poison Springs	29, as amended	74993	90	6124
Poison Springs	30, as amended	74994	90	6125
Poison Springs	31, as amended	74995	90	6126
Poison Springs #	32	74996	84	121781
Poison Springs	33, as amended	82452	90	6127
Poison Springs	34, as amended	82453	90	6128
Poison Springs	35, as amended	82454	90	6129
Poison Springs	36, as amended	82455	88	22384
Poison Springs	37, as amended	82456	90	6130
Poison Springs # 38, as amended		82457	86	2207

Property Held by Atlas Precious Metals Inc. Under Agreement

 III.

Sherry & Yates (cont'd)

The following unpatented lode mining claims subject to Sherry & Yates agreement, but held by Atlas Precious Metals Inc., and located in Sections 7, 8, 17, and 18, T 22 S - R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME	BLM ORMC #	MALHEUR COUNTY
		BOOK	PAGE
Poison Spring - 1A	146318	93	6060
Poison Spring - 3A	146319	93	6061
Poison Spring - 5A	146320	93	6062
Poison Spring - 6A	146321	93	6063
Poison Spring - 7A	146322	93	6064
Poison Spring - 8A	146323	93	6065
Poison Spring - 9A	146324	93	6066
Poison Spring - 11A	146325	93	6067
Poison Spring - 14A	146326	93	6068
Poison Spring - 18A	146327	93	6069
Poison Spring - 22A	146328	93	6070
Poison Spring - 26A	146329	93	6071
Poison Spring - 27A	146330	93	6072
Poison Spring - 38A	146331	93	6073

EXHIBIT B

I.

Water Permit

Oregon Water Resources Department, Water Rights Division, Water Rights Application Number G-11847, Permit Number G-10994. Written progress report due October 1, 2003. Application of water to beneficial use by October 1, 2008.

II.

Exploration Permits

State of Oregon, Oregon Department of Geology

Exploration Permit No. 23-0195, Grassy Mountain Site, Bond Amount $136,200.00 Exploration Permit No. 23-0224, Grassy Mountain Regional, Bond Amount $10,000.00

Performance Bond No. 6907.

II.

Vale, OR Office Lease

Lease between George and Burtta Jean Glerup and Atlas Precious Metals Inc. is a month-to-month lease for the premises at 318 A Street West, Vale, OR 97918, at the rental rate of $325.00/month.

EXHIBIT F

PROMISSORY NOTE

U.S. $700,000

__________, 200_

FOR VALUE RECEIVED, the undersigned, SEABRIDGE RESOURCES INC., a corporation incorporated under the laws of the Province of British Columbia, Canada ("Seabridge"), and____________________________, an Oregon corporation ("__________;"  collectively, Seabridge and

__________are referred to as the "Maker") hereby jointly and severally promise to pay to the order of ATLAS MINERALS INC., a Colorado corporation at 370 17th Street, Suite 3010, Denver, Colorado 80202 ("Holder"), or at such other location specified by Holder from time to time, in immediately available funds, the principal amount of Seven Hundred Thousand Dollars (U.S. $700,000), in three equal installments of U.S. $233,333, the first installment due and payable not later than

, 200 , the second installment due and

payable not later than

__________ 200_, and the third installment due and payable not later than __________, 200_, pursuant to the terms of that Option Agreement (the "Agreement"), dated effective as of February 14, 2000, by and among Maker, Atlas Precious Metals Inc. and Holder.

Maker further agrees to pay interest at the rate of five percent (5%) per annum on the outstanding principal amount hereof from the date first set forth above until such amount is paid in full in accordance with and as provided in the Agreement. All amounts of interest may be paid at Maker's discretion in cash or by shares of common stock of Seabridge, each such share to be valued based on (a) the average closing price of a share of such common stock on the Canadian Venture Exchange for the 20 business days preceding the date each installment of principal is due and payable and (b) an exchange rate (for calculating the value in U.S. dollars of a share of the stock) derived from the average Canadian/U. S. dollar exchange rate listed as the "Late NY" rate in the J.P. Morgan Index as published in the Wall Street Journal for the 20 business days preceding the date each installment of principal is due and payable). Interest payments shall be made with each installment of principal paid hereunder.

Maker agrees to pay all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) actually paid or incurred by Holder in connection with the enforcement of payment on this Note. This Note may be prepaid at any time in whole or in part without penalty.

Maker hereby waives diligence, presentment, notice of nonpayment or dishonor, demand, protest and declaration of default under or of this Note.

This Note is made pursuant to, and is entitled to the benefits of, the Agreement. Any default in payment of any sum due under this Note shall constitute an event of default under any document securing this Note, including without limitation that Deed of Trust (with Security Agreement) of even date herewith among Maker, Atlas Precious Metals Inc. and Holder.

This Note and the rights and obligations of Maker and Holder hereunder shall be governed by and construed in accordance with, the laws of the State of Oregon, except for its rules as to conflicts of laws.

SEABRIDGE RESOURCES INC., a British Columbia corporation

By:___________________________________

Name:_______________________________

Title:  _______________________________

a __________ corporation

By:___________________________________

Name:_______________________________

Title:  _______________________________

EXHIBIT G When recorded mail to:

Randy Hubbard

Davis, Graham & Stubbs LLP

370 17th Street, Suite 4700 Denver, Colorado 80202

DEED OF TRUST (WITH SECURITY AGREEMENT)

THIS DEED OF TRUST (WITH SECURITY AGREEMENT) dated as of

 ______________,

 200_ ("Deed of Trust"), is made by and among SEABRIDGE RESOURCES INC., a company incorporated under the laws of the Province of British Columbia, Canada

("Seabridge"), and Newco, a

_________ corporation and a wholly-owned subsidiary of

Seabridge ("_________;" Seabridge and Newco will be collectively referred to hereinafter as the "Company"), whose address is Suite 304, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8, and FIRST AMERICAN TITLE COMPANY OF MALHEUR COUNTY, an Oregon corporation, whose address is 317 S.W. Fourth Avenue, Ontario, Oregon 97914 (the "Trustee") for the benefit of ATLAS MINERALS INC., a Colorado corporation ("AMI"), whose address is 370 17th Street, Suite 3010, Denver, Colorado 80202.

WITNESSETH:
Recitals

Seabridge, AMI and Atlas Precious Metals Inc., a wholly-owned subsidiary of Atlas ("APMI;" AMI and APMI are collectively referred to hereinafter as "Atlas"), entered into an Option Agreement dated effective February 14, 2000 (the "Option Agreement"), pursuant to which Atlas granted to the Company an option to acquire all of its interest in certain unpatented lode mining claims, millsites and fee lands located in Malheur County, Oregon, as more particularly described in Exhibits A, B and C attached hereto and incorporated herein by reference (the "Property"). The Company has exercised its option to acquire all of Atlas' interest in the Property.

Pursuant to the Option Agreement, Seabridge has executed a promissory note in favor of AMI for which the aggregate principal amount and the interest thereon are due and payable in no event later than_____________ ____, 200_ (the "Note").

It is a condition precedent to the Company's acquisition of Atlas' interest in the Property that Seabridge shall have executed and delivered the Note and the Company shall have granted to Atlas the liens and security interests and made the assignments contemplated by this Deed of Trust.

Agreement

NOW, THEREFORE, in consideration of the premises and in order to induce Atlas to convey its interest in the Property to Newco pursuant to the Option Agreement, the Company hereby agrees with the Trustee and Atlas as follows:

1.

Grant of Security.

In order to secure repayment of the Indebtedness as defined herein, the Company hereby grants, bargains, sells, assigns, transfers, pledges, conveys and mortgages to the Trustee, in trust, with power of sale, for the benefit of Atlas, and for the same consideration grants a security interest to Atlas in, the following, whether now owned or hereafter acquired (the "Collateral"):

a.

All of the Company's present or hereafter acquired right, title and interest in and to the unpatented mining claims, millsites, fee lands and leases located in Malheur County, Oregon, all as described in Exhibits A and B hereto, all of such right, title and interest being referred to collectively herein as the "Grassy Mountain Mining Property" or the "Property");

b.

All buildings, structures and improvements now or hereafter located or erected on the Property (the "Improvements") and any and all easements, licenses and rights-of-way used in connection therewith;

c.

All of the Company's present or hereafter acquired water and water rights, ditch and ditch rights, reservoir and reservoir rights, stock or interest in irrigation or ditch companies used in relation to or appurtenant to the Grassy Mountain Mining Property;

d.

All of the gold and all other minerals to which the Company is presently or hereafter entitled in, on or under the Property (herein called the "Minerals");

e.

All of the accounts, contract rights and general intangibles now or hereafter arising in connection with the production, treatment, storage, transportation, manufacture or sale of the Minerals, including, but not limited to, the rights of the Company pursuant to the purchase option set forth in Section 17 of that Mining Lease and Option to Purchase dated March 5, 1986, between Sherry & Yates, Inc., and APMI, as amended;

f.

All of the severed and extracted Minerals produced from the Grassy Mountain Mining Property to which the Company is presently or hereafter entitled;

g.

All records, data and information in the Company's possession relating to the Property, including, without limitation, title and environmental data, and all maps, surveys,

technical reports, drill logs, and all metallurgical, geological, geophysical, geochemical, permitting and other technical data pertaining to the Property (collectively, the "Data"); and

h.

All of the proceeds and products of the property described under (a) through (g) above.

TO HAVE AND TO HOLD all of the Collateral, together with all of the rights, privileges, benefits, hereditaments and appurtenances in anywise belonging, incidental or appertaining thereto, to the trustee IN TRUST, NEVERTHELESS, for the security and benefit of Atlas and its successors and assigns, subject to all the terms, conditions, covenants, agreements and trusts herein set forth.

2.

Indebtedness Secured.

This instrument is executed and delivered by the Company to secure and enforce the payment and satisfaction of the Company's indebtedness under the Note and as described below (herein called the "Indebtedness"):

a.

All sums owed to Atlas pursuant to the Option Agreement, as evidenced by the Note, and all interest and penalties on the sums so owed;

b.

All sums advanced and costs and expenses incurred by Atlas (directly or on its behalf by the Trustee), including all reasonable legal fees and expenses when supported by appropriate documentation, made and incurred in connection with the Indebtedness or any part thereof, any renewal, extension or change of or substitution for the Indebtedness or any part thereof, or the acquisition or perfection of the security therefor; and

c.

All renewals, extensions, amendments and changes of, or substitutions for, all or any part of the items described under subparagraphs (a) and (b) above.

3.

Warranties, Representations and Covenants.

3.1

The Company covenants, represents and warrants to and with the Trustee and Atlas, which representations and warranties shall remain true and correct so long as any portion of the Indebtedness remains unpaid, that:

a.

Seabridge is a corporation duly organized, validly existing, and in good standing under the laws of the Province of British Columbia; Newco is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation and the State of Oregon.

b.

The Company has all requisite power and authority (i) to enter into this Deed of Trust and all other agreements contemplated hereby, and (ii) to carry out and perform its obligations under the terms and provisions of this Deed of Trust and all agreements contemplated hereby.

a.

All requisite corporate action on the part of the Company, and its officers, directors, and shareholders, necessary for the execution, delivery, and performance of this Deed of Trust and all other agreements of the Company contemplated hereby, have been taken. This Deed of Trust and all agreements and instruments contemplated hereby are, and when executed and delivered, will be, legal, valid, and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The execution, delivery and performance of this Deed of Trust will not violate any provision of law; any order of any court or other agency of government; or any provision of any indenture, agreement or other instrument to which the Company is a party or by which its properties or assets are bound; or be in conflict with, result in a breach of or constitute (with due notice and lapse of time) a default under any such indenture, agreement or other instrument. There is no law, rule or regulation, or any judgment, decree or order of any court or governmental authority binding on the Company which would be contravened by the execution, delivery, performance or enforcement of this Deed of Trust or any instrument or agreement required hereunder. However, no representation is made as to (i) the remedy of specific performance or other equitable remedies for the enforcement of this Deed of Trust or any other agreement contemplated hereby or (ii) rights to indemnity under this Deed of Trust for securities law liability. Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

b.

The Company has granted no royalties or other burdens on production affecting the Claims.

c.

(i)

With respect to the Leases (as described in Exhibit B): (A) the Company has not received any notice of default of any of the terms or provisions of the Leases; and (B) to the Company's knowledge, the Leases are valid and are in good standing and full force and effect.

(i)

With respect to the unpatented mining claims and millsites comprising a portion of the Property (the "Claims"), subject to the paramount title of the United States and the rights of third parties pursuant to the Multiple Mineral Development Act of 1954 and the Surface Resources and Multiple Use Act of 1955, to the best of the Company's knowledge: (A) claim rental and maintenance fees required to be paid under federal law to maintain the Claims in good standing have been timely paid, and any required assessment work has been performed, for each assessment year since the assessment year ending September 1, 2001; (B) since February 14, 2000, affidavits of assessment work and other filings required to maintain the Claims in good standing have been properly and timely recorded or filed with the appropriate governmental agencies; and (C) the Claims and the fee lands comprising a portion of the Property are free and clear of all liens, claims and encumbrances in favor of third parties and arising by, through or under the Company.

(ii)

Nothing in this Paragraph 3.1(e) shall be deemed to be a representation or warranty by the Company that any of the Claims contains a discovery of valuable minerals. In addition, the Company makes no representations or warranties whatsoever with respect to (A) the existence (or non-existence) of any overlaps or conflicts between the Claims and unpatented or patented mining claims owned by third parties, (B) whether the land

(iii)

on which any of the millsites comprising a portion of the Claims is non-mineral in character or whether any of those millsites are being used or occupied for mining purposes as required by law, or (C) whether the use of all or any of the millsites would be approved as part of a proposed plan of operations for activities on the Claims.

a.

There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Property, including any actions, suits, or proceedings being prosecuted by any federal, state, or local department, commission, board, bureau, agency, or instrumentality. The Company is not subject to any order, writ, injunction, judgment, or decree of any court or any federal, state, or local department, commission, board, bureau, agency, or instrumentality which relates to the Property.

b.

Except as required under any governmental permit or approval pertaining to the Property, the Company has obtained all consents, approvals, authorizations, declarations, or filings required by any federal, state, local, or other authority, or any lenders, creditors, and other third parties in connection with the valid execution, delivery, and performance of this Deed of Trust and the consummation of the transactions contemplated hereby. The Leases (described in Exhibit B) do not require any consent for Seabridge to convey or assign its interests thereunder.

c.

The Company is not presently obligated under any purchase or sale agreements, production payment agreements, operating agreements, participation agreements, security agreements or any other agreements to make future deliveries of production attributable to the Property without receiving full payment of such production at prevailing market prices (including without limitation market prices for production for future delivery prevailing at the time such futures contracts are entered into), except to the extent incurred in the ordinary course of business as presently conducted by the Company. No payments for production attributable to the Property are presently being held in suspense or escrow accounts.

d.

With respect to the Property and operations thereon, the Company has complied in all respects with all applicable local, tribal, state and federal laws and regulations relating to its activities and operations on the Property, and the Company is not aware of any investigation (other than routine inspections) of the Company underway by any local, tribal, state or federal agency with respect to enforcement of such laws and regulations.

j.

There are currently in place good and sufficient reclamation bonds to cover the existing reclamation obligations pertaining to the Property.

k.

Except for the due and timely filing or recording of this Deed of Trust and any related Uniform Commercial Code Financing Statements, no further action is necessary in order to establish and perfect Atlas' prior security interest in or first lien on all the Collateral.

l.

No event has occurred and is continuing or would result from the incurring of obligations by the Company under this Deed of Trust which is a Default or an Event of Default.

m.

The Indebtedness has been incurred for business and commercial purposes.

3.2

The Company covenants and agrees with the Trustee and Atlas, that so long as any part of the Indebtedness secured hereby remains unpaid (unless Atlas shall have otherwise consented in writing):

a.

The Company will pay when due the Indebtedness in accordance with the terms of the Note and this Deed of Trust and will comply with all of the terms and provisions thereof and hereof, except as to which may be diligently contested in good faith and by appropriate proceedings, or as to which a bona fide dispute may exist and for which adequate reserves are being maintained, or as otherwise permitted by the provisions thereof and hereof;

b.

The Company shall promptly, at the Company's own expense and insofar as not contrary to applicable law, file and refile in such offices, at such times and as often as may be necessary, any instrument as may be necessary to create, perfect, maintain and preserve the lien and security interest intended to be created hereby and the rights and remedies hereunder; shall promptly furnish to Atlas evidence satisfactory to Atlas of all such filings and refilings; and otherwise shall do all things necessary or expedient to be done to effectively create, perfect, maintain and preserve the liens and security interests intended to be created hereby as a valid lien of first priority on real property and fixtures and a perfect security interest in personal property and fixtures, and hereby authorizes the Trustee and Atlas to file one or more financing or continuation statements, and amendments thereto, relative to any or all of the Collateral without the signature of the Company where permitted by law;

c.

The Company will (i) cause each of the Claims, and any water rights, right of ways, easements or privileges owned or hereafter acquired by the Company in respect thereof and necessary or appropriate to the operation of a mine upon the Grassy Mountain Mining Property, to be kept in full force and effect by the payment of whatever sums may become payable and by the fulfillment of whatever other obligations, and by the performance of whatever other acts, may be required, including without limitation (A) the timely payment of all claim maintenance fees payable to the U.S. government required to maintain the Claims, (B) the timely filing and recording in the appropriate governmental offices of affidavits of such payment; and (C) timely making all payments and performing all other obligations required of the Lessee under the Leases (as described in Exhibit B), to the end that forfeiture or termination of any portion of the Property shall be prevented, (ii) conduct all exploration, development, mining and processing operations at the Property in accordance with good and minerlike practice, (iii) permit Atlas, through its employees and agents, at Atlas's expense, at any reasonable time, to enter upon the Property, for the purpose of investigating and inspecting the condition and operation of the Collateral, and do all other things necessary or proper to enable Atlas to exercise this right at such times as Atlas may reasonably request, provided, however, that if any such agent or employee should suffer any injury during any such visit or inspection and such injury shall be directly caused by negligence of such agent or employee, then the Company shall not be liable to Atlas for any expenses or damages relating to such injury, and (iv) do all other things necessary to preserve the Trustee's and Atlas' interests in the Collateral;

a.

The Company will (i) comply with all lawful rulings and regulations of each regulatory authority having jurisdiction over its activities and operations at the Property, (ii) conduct any and all activities at the Property in compliance with applicable federal, state and local laws, rules and regulations, and (iii) reclaim the Property in accordance with applicable federal, state and local laws, rules and regulations;

b.

The Company will pay when due all liabilities of any nature, including all liabilities for labor and material and equipment, incurred in or arising from the administration or operation of the Grassy Mountain Mining Property;

f

The Company will carry worker's compensation insurance in compliance with applicable federal and state laws;

a.

The Company will carry insurance as required by Section 2.6 of the Option Agreement;

b.

The Company will protect every part of the Collateral from removal, destruction and damage, and will protect same from the doing or suffering to be done of any act, other than the use of the Collateral as hereby contemplated, whereby the value of the Collateral may be lessened;

c.

The Company shall execute, acknowledge and deliver to Atlas such other and further instruments, and do such other acts, as in the opinion of Atlas may be necessary or desirable to effect the intent of this Deed of Trust, upon the reasonable request of Atlas and at the Company's expense;

j.

The Company shall keep proper books, records and accounts in which complete and correct entries shall be made of the Company's transactions in accordance with generally accepted accounting principles, and shall keep the records concerning the accounts and contract rights included in the Collateral at the Company's principal place of business, or at such other location designated in writing by the Company, and Atlas shall have the right to inspect such records, at its expense, and the Company shall furnish copies of the same upon reasonable request by Atlas;

k.

If the title or the right of the Company, the Trustee or Atlas to the Collateral or any part thereof shall be attacked, either directly or indirectly, or if any legal proceedings are commenced against the Company, the Company shall promptly give written notice thereof to the Trustee and Atlas and, at the Company's own expense, shall proceed diligently to defend against any such attack or proceedings, and the Trustee and Atlas may take such independent action in connection therewith as they may, in their reasonable discretion, deem advisable to protect the Trustee's and Atlas' interests in the Collateral, and all costs, expenses and reasonable attorneys' fees incurred by the Trustee or Atlas in connection therewith, shall be a demand obligation owing by the Company to Atlas and shall bear interest at the same rate as set forth in the Note from the date such expenses are incurred, until paid and shall be part of the Indebtedness;

1.

The Company shall pay when due all taxes and assessments levied, assessed or charged against or with respect to the Collateral, except for those which are being contested in good faith and for which adequate bonds or reserves have been established; and

m.

The Company shall pay when due all utility charges and assessments assessed against the Property.

3.3

The Company covenants and agrees with the Trustee and Atlas that, so long as any part of the Indebtedness secured hereby remains unpaid, the Company or its subsidiaries or affiliates, if any, shall not, either directly or indirectly, without the prior written consent of Atlas, which consent shall not be unreasonably withheld:

a.

Create, assume or suffer to exist any Lien on any of the Property or its interest therein, whether now owned or hereinafter acquired, and except for liens which, within 60 days after the date of attachment, are discharged or bonded pending proceedings to release such liens; or

b.

Liquidate or dissolve, or enter into any consolidation, merger, partnership, joint venture or other combination, or sell, lease or dispose of its business or assets as a whole or in an amount which constitutes a substantial portion thereof, or enter into any partnership or joint venture or other form of joint enterprise with respect to operations at the Grassy Mountain Mining Property.

3.4

The Company covenants and agrees with Atlas that if it fails to perform any act which it is required to perform hereunder, or if the Company fails to pay any money which it is required to pay hereunder, Atlas may, but shall not be obligated to, perform or cause to be performed such act and may pay such money, and any expenses so incurred by Atlas, and any money so paid by Atlas shall be a demand obligation owing by the Company to Atlas and shall bear interest at the same rate as set forth in the Note from the date of making such payment until paid and shall be a part of the Indebtedness hereby secured. No such advancement or expenditure thereof shall relieve the Company of any default under the terms of this Deed of Trust.

4.

Termination.

Upon payment in full of the Indebtedness pursuant to the terms and conditions of this Deed of Trust and the instruments evidencing the Indebtedness, this Deed of Trust shall become null and void. In such event, the within conveyance of the Collateral shall become of no further force and effect, all of the Collateral shall revert to the Company, and the entire right, title and interest of the Trustee and Atlas shall terminate. The Trustee and Atlas shall, promptly after such termination, at the Company's cost and expense, execute, acknowledge and deliver to the Company proper instruments evidencing the termination of this Deed of Trust, and the relinquishment of any right, interest, claim or demand in or to all or any portion of the Collateral. Otherwise, this Deed of Trust shall remain and continue in full force and effect.

5.

Default.

5.1

If any of the following events (hereinafter called "Events of Default") shall occur and be continuing:

a.

The Company shall fail to pay when due any installment of principal due under the Note or any payment of interest due under the Note or any other sum due under this Deed of Trust;

b.

Any representation or warranty herein or in any agreement, instrument or certificate executed pursuant hereto or in connection with any transaction contemplated hereby shall prove to have been false or misleading in any material respect when made or when deemed to have been made;

c.

Atlas shall fail to have a valid and enforceable first perfect security interest in or lien on any Collateral for any reason other than as contemplated hereby or any such failure directly caused by Atlas;

d.

Any involuntary lien or liens of any kind or character shall attach to any of the Property, if such lien is not discharged or bonded pending proceedings to release such lien within 60 days after the date of attachment;

e.

The Company shall fail to pay its debts generally as they come due, or shall file any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors or the Company shall take any corporate action to authorize, or in furtherance of, any of the foregoing;

f.

An involuntary petition shall be filed under any bankruptcy statute against the Company or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) shall be appointed to take possession, custody or control of the properties of any of the Company unless such petition or appointment is set aside or withdrawn or ceases to be in effect within 60 days from the date of said filing or appointment;

g.

Any governmental authority shall condemn, seize or appropriate any property of the Company that is material to the financial condition, business or operations of the Company if such governmental authority fails to compensate the Company for such taking within one year after such power is exercised in an amount at least equal to the fair market value as a going concern of the property taken;

h.

Any governmental regulatory authority shall take any action which would materially and adversely affect the Company's financial condition, operations or ability to make the payments of principal and interest required under the Note unless such action is set aside, dismissed or withdrawn within 60 days of its institution or such action is being contested in good faith and its effect is stayed during such contest;

i.

Any approval, consent, exemption or other action of any governmental authority shall be withdrawn or become ineffective for a period of 30 days and the absence thereof would materially and adversely affect the Company's financial condition, operations or ability to make the payments of principal and interest required under the Note, unless such action is being contested in good faith and its effect is stayed during such contest.

j.

The Company shall breach, or default under, or fail to perform, any term, condition, provision, representation, warranty or covenant contained in this Deed of Trust but not specifically referred to in this Section 5.1, if such breach or default shall continue for 30 days after notice from Atlas, and if such breach would materially and adversely affect the Property or the Company's financial condition, operations or ability to repay the Indebtedness.

5.2

In the case of an Event of Default other than one referred to in Sections 5.1(e) or (f) herein, Atlas may declare all sums of principal and interest outstanding under the Note and all other sums outstanding under or in respect of this Deed of Trust immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character (other than as stated in any of the foregoing sections of this Section 5.2), all of which are hereby expressly waived by the Company; and (b) in the case of an Event of Default referred to in Sections 5.1(e) or (f) herein, all sums of principal and interest outstanding under the Note and all other sums outstanding under or in respect of this Deed of Trust shall automatically become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, all of which are hereby expressly waived by the Company.

5.3

Upon the occurrence of any Event of Default, or at any times thereafter during which any Event of Default is continuing, Atlas may elect to treat the fixtures included in the Collateral either as real property or as personal property, but not as both, and proceed to exercise such rights as apply to the type of property selected. Atlas may resort to any security given by this Deed of Trust, or to any other security now existing or hereafter given to secure the payment of any of the Indebtedness secured hereby, in whole or in part, and in such portions and in such order as may seem best to Atlas, in its sole discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits or liens created by this Deed of Trust or granted by applicable law. In any foreclosure proceeding or private sale, the Collateral may be sold in its entirety, and shall not be required hereunder to be sold parcel by parcel.

5.4

All costs, expenses and reasonable attorneys' fees incurred by the Trustee or Atlas in protecting and enforcing their rights hereunder, when supported by adequate documentation, shall constitute a demand obligation owing by the Company to Atlas and shall draw interest at the same rate as set forth in the Note from the date such expenses are incurred until paid, all of which shall constitute a portion of the Indebtedness secured by this instrument.

5.5

Upon the occurrence of any Event of Default, and at all times thereafter during which any Event of Default is continuing, in addition to all other rights and remedies herein conferred, Atlas shall have all of the rights and remedies of a beneficiary under a deed of trust granted by applicable law, and Atlas shall have all the rights and remedies of an assignee and secured party granted by applicable law, including the Uniform Commercial Code, and shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to enter upon and take immediate possession of the Collateral or any part thereof, to exclude the Company therefrom, to take possession of any mining and processing operations thereon and the production from such operations, to hold, use operate, manage and control the Collateral, to make all such repairs, replacements alterations, additions and improvements to the same as it may deem proper, to sell all of the severed and extracted Minerals included in the same, to demand, collect and retain all earnings, proceeds and other sums due or to become due with respect to the Collateral, accounting for and applying to the payment of the Indebtedness only the net earnings arising therefrom after charging against the receipts therefrom all costs, expenses, charges, damages and losses incurred by reason thereof plus interest thereon at the same rate as set forth in the Note, as fully and effectually as if Atlas was the absolute owner of the Collateral and without (a) any liability to the Company or (b) the assumption or any liabilities or obligations of the Company to any third parties or governmental agencies in connection therewith.

5.6

Upon the occurrence of any Event of Default, or at any time thereafter during which any Event of Default is continuing, Atlas, in lieu of or in addition to exercising any other power hereby granted, may, without notice, demand, or declaration of default, which are hereby waived by the Company except as expressly provided herein, proceed by an action or actions in equity or at law for the seizure and sale of the Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment of a receiver pending any foreclosure hereunder or the sale of the Collateral or any part thereof, or for the enforcement of any other appropriate equitable or legal remedy.

5.7

Upon the occurrence of any Event of Default, or at any time thereafter during which any Event of Default is continuing, Atlas, with or without entry, personally or by its agents or attorneys, insofar as applicable shall have the power and authority to invoke the power of sale, which is hereby granted to the Trustee. Atlas shall give written notice to the Trustee of its election to invoke the power of sale. The Trustee shall give such notice to the Company and other persons of the Company's and such other persons' rights as is provided by law. The Trustee shall advertise the time and place of the sale of the real property included in the Collateral in such manner as is required by law and shall mail copies of such notice of sale to the Company and other persons as prescribed by law. After the lapse of such time as may be required by law, the Trustee, without demand on the Company, shall sell the real property included in the Collateral at public auction to the highest bidder for cash at the time and place and in one or more parcels as the Trustee may think best and in such order as the Trustee may determine. The Company may become a purchaser at such sale. Atlas may become a purchaser at any such sale and shall have the right to credit the amount of its bid to the amount due to it. It shall not be obligatory upon any purchaser at any such sale to see to the proper application of the purchase money. Atlas shall be entitled to a receiver for the real property included in the Collateral upon or at any time after the election to invoke the power of sale, and shall be entitled to such receiver without notice and without regard to the solvency of the Company at the time of the application for the appointment of such receiver, and without regard to the then value of the real property included in the Collateral. Upon any sale, the Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the Collateral sold, but without any representation, warranty or covenant, express or implied, and the recitals in the Trustee's deed(s) showing that the sale was conducted in compliance with all the requirements of law shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrancers for value.

5.8

Subject to the right of redemption by the Company as conferred by applicable law, if any, any sale of the Collateral, or any part thereof, pursuant to the provisions of this Article 5 will operate to divest all right, title, interest, claim and demand of the Company in and to the property sold. Nevertheless, if requested by the Trustee or Atlas so to do, the Company shall join in the execution, acknowledgment and delivery of all proper instruments necessary for the conveyance, assignment and transfer of the property so sold. Any purchaser at a foreclosure sale will receive immediate possession of the property purchased, and the Company agrees that if the Company retains possession of the property or any part thereof subsequent to such sale, the Company will be considered a tenant at sufferance of the purchaser, and will, if the Company remains in possession after demand to remove, be guilty of unlawful detainer and will be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

5.9

The liens and rights created and granted hereby shall not affect or be affected by any other security taken by Atlas for the same debts or any part thereof. The Company shall have and assert no rights, under any statute or rule of law pertaining to the marshaling of assets, the exemption of homestead, the administration of estates of decedents, or other matters whatever, to defeat, reduce or affect the rights of Atlas under the terms of this Deed of Trust, to a sale of the Collateral for the collection of the Indebtedness or the right of Atlas, under the terms of this Deed of Trust, to the payment of the Indebtedness out of the proceeds of the sale of the Collateral in preference to every other person and claimant whatever.

5.10 The proceeds of any sale of the Collateral or any part thereof made pursuant to this Section shall be applied as follows:

a.

First, to the payment of all out-of-pocket costs and expenses incident to the enforcement of this Deed of Trust, including, but not limited to, reasonable compensation to the attorneys for Atlas and the Trustee;

b.

Second, to the payment of the Indebtedness; and

c.

Third, the remainder, if any, to be paid to the Company.

5.11 If an Event of Default shall occur hereunder, the Company will, upon request of Atlas, execute and deliver to such person or persons as may be designated by Atlas appropriate powers of attorney to act for and on behalf of the Company in all transactions with the Bureau of Indian Affairs, Bureau of Land Management of the Department of the Interior, the United States Forest Service, or any other agency or department of the United States of America, the State of Oregon or Malheur County relating to any of the Collateral.

5.12

Should a conflict arise between the provisions of this Agreement and applicable Oregon law, Oregon law shall prevail.

5.13

If this Deed of Trust is foreclosed as a mortgage and the Collateral is sold at a foreclosure sale, the purchaser may, during any redemption period allowed, make such repairs or alterations to the Collateral as may be reasonably necessary for the proper operation, care, preservation, protection and insuring thereof. Any sums so paid, together with interest thereon from the time of such expenditure at the same rate as set forth in the Note or the highest rate permitted by applicable law, if less, shall be added to and become a part of the amount required to be paid for redemption from such sale.

6.

Miscellaneous Provisions

6.1

All options, powers, remedies and rights herein granted to Atlas are continuing, cumulative and not exclusive, and the failure to exercise any such option, power, remedy or right upon a particular default or breach, or upon any subsequent default or breach shall not be construed as waiving the right to exercise such option, power, remedy or right with respect to the Indebtedness secured hereby after its due date. No exercise of the rights and powers herein granted and no delay or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time. Any and all covenants in this Deed of Trust may, from time to time, by instrument in writing signed by Atlas, be waived to such extent and in such manner as Atlas may desire, but no such waiver shall ever affect or impair Atlas's rights hereunder, except to the extent specifically stated in such written instrument. All changes to and modifications of this Deed of Trust must be in writing and signed by Atlas.

6.2

No release from the lien of this Deed of Trust on any part of the Collateral shall in any way alter, vary or diminish the force, effect or lien of this Deed of Trust on the balance of the Collateral.

6.3

If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of Atlas in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any jurisdiction. Any reference herein contained to the statues or laws of a state in which no part of the Collateral is situated shall be deemed to be inapplicable to, and not used in, the interpretation hereof.

6.4 This Deed of Trust is made with full substitution and subrogation of the Trustee or Atlas in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.

6.5

No provision of this Deed of Trust shall be construed to impose upon the Trustee or Atlas a duty to perform any of the covenants and obligations of the Company.

6.6

This Deed of Trust will be deemed to be, and may be enforced from time to time as, an assignment, chattel mortgage, contract or security agreement, and from time to time as any one or more thereof as is appropriate under applicable state law.

6.7

All recording references in Exhibits A and B are to the real property records of Malheur County, Oregon. The property described in Exhibits A and B covers all Minerals in and under the Property described in Exhibits A and B.

6.8

This Deed of Trust may be executed in several original counterparts and each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

6.9

All deliveries hereunder shall be deemed to have been duly made if actually delivered, or if sent by reputable overnight courier, delivery fees prepaid, to the addresses set forth in the Option Agreement. Each party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

6.10 Atlas may appoint a successor trustee at any time to execute the trust created by this Deed of Trust by filing for record in the office of the County Recorder of Malheur County, Oregon a substitution of trustee in conformance with applicable state law. From the time the substitution is filed for record, the new trustee shall succeed to all the powers, duties, authority and title of the Trustee named herein or of any successor trustee. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made, in the manner provided by law.

6.11 The terms, provisions, covenants and conditions hereof shall bind and inure to the benefit of the respective successors and assigns of the Company, of the Trustee and of Atlas.

6.12 Time is of the essence of this Deed of Trust.

6.13 If suit or action is instituted, or if nonjudicial action is taken, to enforce or interpret any provision of this Deed of Trust, the prevailing party shall be entitled to recover from the other party its expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees and expenses whether incurred at trial, on appeal or review or in connection with nonjudicial action.

6.14 The parties hereby submit to the nonexclusive jurisdiction of the United States District Court for the District of Colorado and of any Colorado State Court sitting in Denver, Colorado for the purposes of all legal proceedings arising out of or relating to this Deed of Trust or any other agreement contemplated hereby or thereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

6.15 All of the representations, warranties, covenants, obligations and liabilities of the Company, Seabridge or Newco contained in this Agreement shall be deemed to be the joint and several representations, warranties, covenants, obligations and liabilities of Seabridge and Newco.

IN WITNESS WHEREOF, the Company has caused this Deed of Trust to be duly executed by its duly authorized officers, all as of the day and year first above written.

SEABRIDGE RESOURCES INC.,

a British Columbia corporation

By:___________________________________

Name:_______________________________

Title:  _______________________________

Newco, a

corporation

By:___________________________________

Name:_______________________________

Title:  _______________________________

Taxpayer I.D. No.

ATLAS MINERALS INC., a Colorado corporation

By:___________________________________

Name:_______________________________

Title:  _______________________________

PROVINCE OF____________ )

) ss. COUNTY OF

 _____________)

This instrument was acknowledged before me on

_______________, 200_ by

__________________, as ______________________

of Seabridge Resources Inc., a
 British Columbia corporation.

Witness my hand and official seal.

My commission expires:_______________        ________________________________

Notary Public

STATE OF________________ )

) ss. CITY OF __________________)

This instrument was acknowledged before me on

_, 200_, by

as

of Newco, a

 corporation.

Witness my hand and official seal.

My commission expires:_______________        ________________________________

Notary Public

STATE OF COLORADO         )

CITY AND                    ) ss.

COUNTY OF  DENVER          )

This instrument was acknowledged before me on

_, 200_, by

as

of Atlas Minerals Inc., a Colorado corporation.

Witness my hand and official seal.

My commission expires:_______________        ________________________________

Notary Public

EXHIBIT A
Unpatcnted Mining Claims owned by Atlas Precious Metals Inc.

1.

Frog Lode Claims

The following lode mining claims located in Sections 12 & 13. T 22 S — R 43 E, Section 32, T 21 S — R 44 E. Sections 4 — 9, 17, 18. T 22 S — R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Frog	1	104797	88	18804
Frog	2	104798	88	18805
Frog	3	126210	89	39554
Frog	4	126211	89	39555
Frog	5	104801	88	18808
Frog	6	104802	88	18814
Frog	7	104803	88	18809
Frog	8	104804	88	18810
Frog	9	104805	88	18811
Frog	10	104806	88	18812
Frog	10A	108086	88	22228
Frog	11	104807	88	18813
Frog	12	104808	88	18815
Frog	14	104810	88	18817
Frog	16	104812	88	18819
Frog	18	104814	88	18821
Frog	19	104815	88	18822
Fn,g	20	104816	88	18823
Frog	21	104817	88	18824
Frog	22	104818	88	18825
Frog	23	104819	88	18826
Frog	24	104820	88	18827
Frog	25	104821	88	18828
Frog	25A	108087	88	22229
Frog	26	104822	88	18829
Frog	26A	108088	88	22230
Frog	27	104823	88	18830
Frog	28	104824.	88	18831
Frog	29	104825	88	18832
Frog	30	104826	88	18833
Frog	31	104827	88	18834
Frog	32	104828	88	18835
Frog	33	104829	88	18836
Frog	34	104830	88	18837
Frog	35, as amended	104831	90	3396

	EXHIBIT A Unpatcntcd Mining Claims owned by Atlas Precious Metals Inc.
1.	Frog Lode Claims (cont'd)
CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Frog	35A	108089	88	22231
Frog	36	104832	88	18839
Frog	37	104833	88	18840
Frog	38	104834	88	18841
Frog	39	104835	88	18842
Frog	40	104836	88	18843
Frog	41	104837	88	18844
Frog	42	104838	88	18845
Frog	46	104839	88	18846
Frog	46A	108090	88	22232
Frog	46B	108091	88	22233
Frog	47	104840	88	18847
Frog	48	104841	88	18848
Frog	85, as amended	104878	90	1366
Frog	86, as amended	104879	90	1367
Frog	87, as amended	104880	90	1368
Frog	88, as amended	104881	90	1369
Frog	89, as amended	104882	90	1370
Frog	90, as amended	104883	90	1371
Frog	91, as amended	104884	90	1372
Frog	92, as amended	104885	90	1373
Frog	93	104886	88	18893
Frog	94	104887	88	18894
Frog	96	104889	88	18896
Frog	98	104891	88	18898
Frog	107	104900	88	18907
Frog	108	104901	88	18908
Frog	109	104902	88	18909
Frog	110	104903	88	18910
Frog	111	104904	88	18911
Frog	112	104905	88	18912
Frog	113	104906	88	18913
Frog	133	104926	88	18933
Frog	134	104927	88	18934
Frog	135	104928	88	18935

	EXHIBIT A Unpatented Mining Claims owned by Atlas Precious Metals Inc.
I.	Frog Lode Claims (cont'd)
		BLM ORMC #	MALHEUR COUNTY
	CLAIM NAME		BOOK	PAGE
Frog	136	104929	88	18936
Frog	147	104940	88	18947
Frog	148	104941	88	18948
Frog	149	104942	88	18949
Frog	150	104943	88	18950
Frog	151	125178	89	38517
Frog	167	104960	88	18967
Frog	168	104961	88	18968
Frog	169	104962	88	18969
Frog	170	104963	88	18970
Frog	171	104964	88	18971
Frog	172	104965	88	18972
Frog	173	104966	88	18973
Frog	174	104967	88	18974
Frog	175	104968	88	18975
Frog	176	104969	88	18976
Frog	195	104988	88	18995
Frog	196	104989	88	18996
Frog	197	104990	88	18997
Frog	198	104991	88	18998
Frog	207	105000	88	19007
Frog	208	105001	88	19008
Frog	209	105002	88	19009
Frog	210	105003	88	19010
Frog	211	105004	88	19011
Frog	212	105005	88	19012
Frog	213	105006	88	19013
Frog	214	105007	88	19014
Frog	215	105008	88	19015
Frog	216	105009	88	19016
Frog	224	105017	88	19024
Frog	226	105019	.88	19026
Frog	228	105021	88	19028
Frog	230	105023	88	19030
Frog	232	105025	88	19032
Frog	252	105913	88	19861
Frog	649	107597	88	21299
Frog	650	107598	88	21300
Frog	651	107599	88	21301
Frog	652	107600	88	21302

A-3

EXHIBIT A Unpatcntcd Mining Claims owned by Atlas Precious Metals Inc.
I. Frog Lode Claims (cont'd)
CLAIM NAME	BLM ORMC #	MALIIEUR COUNTY
		BOOK	PAGE
Frog 755	107703	88	21405
Frog 756	107704	88	21406
Frog 1274	126212	89	39556
Frog 1275	126213	89	39557
Frog 1277	126215	89	39559
II. Don Millsite Claims

The following unpatented millsite mining claims located in Sections 7 and 8, T 22 S -R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME	BLM ORMC #	MALHEUR COUNTY
		BOOK	PAGE
Don 1	108077	88	22025
Don 2	108078	88	22026
Don 3	108079	88	22027
Don 4	108080	88	22028
Don 5	108081	88	22029
Don 6	108082	88	22030
Don 7	108083	88	22031
Don 8	108084	88	22032
Don 9	108085	88	22033

EXHIBIT B
Property Held by Atlas Precious Metals Inc. Under Agreement

I.

Bishop I

The following unpatented lode and placer mining claims and fee lands subject to that certain Mining Lease and Option to Purchase dated September II, 1989 between John J. Bishop and Henry F. Bishop, dba Bishop Brothers, Eileen Bishop, Judy Bishop, John J. Bishop, Jr., Anna Mae Wineburger, aka Anna Mae Hovis, Suzie Bishop, and Chris Bishop, and Atlas Precious Metals Inc., as amended July 2, 1991, and July 8, 1997 and located in Sections 11 - 14, T 22 S - R 43 E, WM, in Malheur County, Oregon:

CLAIM NAME	BLM ORMC #	MALHEUR COUNTY
		BOOK	PAGE
BISHOP 1	116169	89	31685
BISHOP 2	116170	89	31686
BISHOP 3	116171	89	31687
BISHOP 4	116172	89	31688
BISHOP 5	116173	89	31689
BISHOP 5 RELOCATED	125516	89	38758

Those certain fee lands located in T 22 S - R 43 E, WM, in Malheur County, Oregon:

Section 11:

S ½  (surface only)

Section 12:

W ½  SW ¼  (surface only)

Section 13:

NW ¼  SW ¼ , W ½  NW ¼  (surface and minerals)

Section 14:

E ½  SE ¼ , SW ¼ SE ¼  (surface and minerals)

N ½, NW ¼  SE ¼  (surface only)

Section 15:

S ½ SE ¼  (surface only)

II.

Bishop H

The following fee lands subject to that certain Mining Lease and Option to Purchase dated September 11, 1989 between John J. Bishop and Henry F. Bishop, dba Bishop Brothers, Ann Schlupe, and Frank B. Bishop, located in T 22 S R 43 E, WM, in Malheur County, Oregon:

Section 12:

SE ¼  SW ¼ (minerals only)

Section 13:

NE ¼ NW ¼  (minerals only)

III.

Sherry & Yates

The following unpatented lode mining claims subject to that certain Mining Lease and Option to Purchase dated March 5, 1986, between Sherry & Yates, Inc. and Atlas Precious Metals Inc., as amended July 25, 1991, and located in Sections 7, 8, 17, and 18, T 22 S - R 44 E, WM, in Malheur County, Oregon:

CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Poison Springs #	1	74965	84	121750
Poison Springs #	2	74966	84	121751
Poison Springs #	3	74967	84	121752
Poison Springs #	4	74968	84	121753
Poison Springs #	5	74969	84	121754

EXHIBIT B
Property Held by Atlas Precious Metals Inc. Under Agreement

III. Sherry & Yates (cont'd)
CLAIM NAME		BLM ORMC #	MALHEUR COUNTY
			BOOK	PAGE
Poison Springs # 6		74970	84	121755
Poison Springs # 7		74971	84	121756
Poison Springs # 8		74972	84	121757
Poison Springs # 9		74973	84	121758
Poison Springs # 10		74974	84	121759
Poison Springs # 11		74975	84	121760
Poison Springs # 12		74976	84	121761
Poison Springs # 13		74977	84	121762
Poison Springs # 14		74978	84	121763
Poison Springs # 15		74979	84	121764
Poison Springs 16, as amended		74980	90	1364
Poison Springs 16A		127904	90	1362
Poison Springs 17, as amended		74981	90	1365
Poison Springs 17A		127905	90	1363
Poison Springs # 18		74982	84	121767
Poison Springs	19, as amended	74983	90	6119
Poison Springs	20, as amended	74984	90	6120
Poison Springs	21, as amended	74985	90	6121
Poison Springs #	22	74986	84	121771
Poison Springs	23, as amended	74987	88	22375
Poison Springs	24, as amended	74988	90	6122
Poison Springs	25, as amended	74989	90	6123
Poison Springs #	26	74990	84	121775
Poison Springs #	27	74991	84	121776
Poison Springs #	28	74992	84	121777
Poison Springs	29, as amended	74993	90	6124
Poison Springs	30, as amended	74994	90	6125
Poison Springs	31, as amended	74995	90	6126
Poison Springs #	32	74996	84	121781
Poison Springs	33, as amended	82452	90	6127
Poison Springs	34, as amended	82453	90	6128
Poison Springs	35, as amended	82454	90	6129
Poison Springs	36, as amended	82455	88	22384
Poison Springs	37, as amended	82456	90	6130
Poison Springs # 38, as amended		82457	86	2207

EXHIBIT B
Property Held by Atlas Precious Metals Inc. Under Agreement

III.

Sherry & Yates (cont’d)

The following unpatented lode mining claims subject to Sherry & Yates agreement, but held by Atlas Precious Metals Inc., and located in Sections 7, 8, 17, and 18, T 22 S - R 44 E, AVM, in Malheur County, Oregon:

CLAIM NAME	BLM ORMC #	MALIHEUR COUNTY
		BOOK	PAGE
Poison Spring - IA	146318	93	6060
Poison Spring - 3A	146319	93	6061
Poison Spring - 5A	146320	93	6062
Poison Spring - 6A	146321	93	6063
Poison Spring - 7A	146322	93	6064
Poison Spring - 8A	146323	93	6065
Poison Spring - 9A	146324	93	6066
Poison Spring - 1I A	146325	93	6067
Poison Spring - 14A	146326	93	6068
Poison Spring - 18A	146327	93	6069
Poison Spring - 22A	146328	93	6070
Poison Spring - 26A	146329	93	6071
Poison Spring - 27A	146330	93	6072
Poison Spring - 38A	146331	93	6073

SCHEDULE 2.1
PAYMENT SCHEDULE, PERMITS AND BONDS

I. SCHEDULE OF PAYMENTS Description Due Date		Amount
Leases/Agreements
Sherry and Yates March 5		$ 20,000.00
expires March 5, 2006 Bishop I September 11, 2000-2004*		$ 40,000.00
September 11, 2005-2008		50,000.00
expires September 11, 2009 Bishop II September 11, 2000-2004*		$ 4,000.00
September 11, 2005-2008		5,000.00
expires September 11, 2009 Glerup $325.00, first of each month		$ 3,900.00
month-to-month lease for office
		$ 67,900.00
*Fees were negotiated downward in 1998 and 1999
Exploration Permits
DOGAMI 23-0195 February 28		$ 300.00
DOGAMI 23-0224 February 28		300.00
		$ 600.00
Unpatented Mining Claim Maintenance (based on 1999)
Federal/BLM ($100/claim):		$ 13,800.00
Owned Claims 138 Frog, Don, & Poison Spring		$ 13,800.00
Sherry & Yates 40 Poison Springs		4,000.00
Bishop 6 Frog		600.00
		$ 18,400.00
County ($11/document plus $5/page plus $5/claim after first claim):		$ 601.00
Owned Claims	115 Frog, 4 pages	$ 601.00
	9 Don, 2 pages	61.00
	14 Poison Spring, 2 pages	86.00
Sherry & Yates	40 Poison Springs, 2 pages	216.00
Bishop	6 Frog, 2 pages	46.00
		$ 1,010.00
Other Fees
BLM transfer fees are $5.00/claim

Note: Government maintenance and filing fees are based upon 1999 fees and are subject to change.

SCHEDULE 2.1
PAYMENT SCHEDULE, PERMITS AND BONDS

II.	Water Permit

Oregon Water Resources Department, Water Rights Division:

Water Rights Application Number G-11847, Permit Number G-10994.

Written progress report due October 1, 2003.

Application of water to beneficial use by October 1, 2008.

HI.	Exploration Permits and Bond Permit /Bond# Description Exploration Permit No. 23-0195 Grassy Mountain Site	Bond Amount $ 136,200.00
	Exploration Permit No. 23-0224 Grassy Mountain Regional	$ 10,000.00
	Performance Bond No. 6907* Performance Bond to Conduct Mining	$ 146,200.00

* Dated November 8, 1996

ACSTAR Insurance Company

233 Main Street

New Britain, CT 06050-2350

THIS FIRST AMENDMENT TO OPTION AGREEMENT (the "Amendment") is made and entered into effective December 31, 2000, by and among Atlas Precious Metals Inc., a Nevada corporation ("APMI") and Atlas Minerals Inc., a Colorado corporation ("AMI"; AMI and APMI will be collectively referred to hereinafter as "Atlas"), and Seabridge Resources Inc., a company incorporated under the laws of the Province of British Columbia, Canada ("SRI") and Newco, a to be named U.S. corporation to be incorporated as a wholly-owned subsidiary of SRI ("Newco"; Newco and SRI will be collectively referred to hereinafter as "Seabridge").

RECITALS

A.

Atlas and Seabridge entered into an Option Agreement dated effective as of February 14, 2000 (the "Agreement"), pursuant to which Atlas granted to Seabridge an exclusive option (the "Option") to purchase the interests held by Atlas in certain unpatented mining claims, fee lands and related assets located in Malheur County, Oregon (collectively, the "Property").

B.

Pursuant to the Agreement, in order to keep the Option in effect, Seabridge is required to timely make certain periodic payments (the "Option Payments") to Atlas.

C.

The parties now desire to modify the Agreement to extend the term of the Option and provide for an additional Option Payment to be made.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions and obligations contained in this Amendment, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree to amend the Agreement as follows:

1.

Section 1.3 of the Agreement is hereby revised to read as follows:

The term of the Option (the "Option Period") shall commence upon the Effective Date, and shall continue through and including the earlier of (a) the date the Option is exercised, (b) the date this Agreement is terminated pursuant to Sections 7.1 or 7.2, or (c) December 31, 2001; provided, however, that in order to maintain the Option in full force and effect Seabridge must timely make each of the Option Payments described in Section 1.4 below, and provided further that if the average price per ounce of gold as quoted on the London Bullion Market Association P.M. fix for the ten business days prior to December 31, 2001 is less than U.S.$350 per ounce, then Seabridge shall have the option to extend the Option Period through June 30, 2002, by timely making the Additional Option Payment (as defined in Section 1.4) to Atlas.

2.

Section 1.4 of the Agreement is hereby revised to read as follows:

SRI agrees to timely make the following payments to Atlas during the Option Period:

On or Before

Amount of Payment

February 14, 2000

U.S. $150,000 (paid)

July 31, 2000

U.S. $50,000 (paid)

December 31, 2000

U.S. $100,000 (paid)

July 31, 2001

U.S. $50,000

December 31, 2001 (if the average

U.S. $50,000 price per ounce of gold as quoted

on the London Bullion Market

Association P.M. fix for the ten

business days prior to December

31, 2001 is less than U.S.$350/oz.)

None of the above-referenced payments (such payments being collectively referred to hereinafter as the "Option Payments") other than the payment due on December 31, 2001 (the "Additional Payment") shall be credited against the Purchase Price. In addition, none of the Option Payments shall be refundable to SRI, whether or not it exercises the Option. In the event SRI fails to timely make any Option Payment (or any other monetary payment set forth herein), Atlas may elect to teiniinate this Agreement pursuant to the provisions of Section 7.2 hereof.

1.

The address for Davis Graham Stubbs LLP in Section 1.6 of the Agreement is hereby changed to read "Suite 500, 1550 Seventeenth Street, Denver, Colorado 80202."

2.

Section 1.7(b)(i) of the Agreement is hereby revised to read as follows:

Two Hundred Fifty Thousand Dollars (U.S. $250,000) or, in the event the provisions of Section 1.2(b) apply, One Million Dollars (U.S. $1,000,000), plus any additional amount required as a result of the imposition of the Minimum Price, less the amount of the Additional Payment, if applicable, by wire transfer in immediately available funds;

3.

Section 2.1(d) of the Agreement is hereby revised to read as follows:

To the extent the Agreement remains in effect during any portion of the month of February of any calendar year, Seabridge shall be financially responsible for the annual payments to the Oregon Department of Geology and Mineral Industries due on or before February 28th of each such year in order to maintain the exploration permits listed on Exhibit C (the "Exploration Permits"). Not later than February 10th of each such year, Seabridge shall forward to Atlas a wire transfer (in accordance with written instructions to be provided by Atlas) in the amount of each of those payments (as set forth on Schedule 2.1 or as provided in written notice from Atlas to Seabridge). If the required amount is timely forwarded to Atlas, Atlas shall then be obligated to timely make the required payments not later than February 15th, and to provide evidence of such payments to Seabridge not later than February 20th.

4.

For purposes of Section 8.1 of the Agreement, the address and contact information for Atlas is hereby revised to read as follows:

ATLAS MINERALS INC.

2323 South Troy Street, Suite 5-210 Aurora, Colorado 80014

Attention: Jim Jensen

Except as set forth above, the parties hereby ratify and confirm all of the terms and conditions of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day first above written.

ATLAS MINERALS INC.,

a Colorado corporation

By:

James R. Jensen

Chief Financial Officer

ATLAS PRECIOUS METALS INC.

a Nevada corporation

By:      /s/_________________

James R. Jensen

Chief Financial Officer

SEABRIDGE RESOURCES INC.

a British Columbia corporation

THIS SECOND AMENDMENT TO OPTION AGREEMENT (the "Second Amendment") is made and entered into effective July 31, 2001, by and among Atlas Precious Metals Inc., a Nevada corporation ("APMI") and Atlas Minerals Inc., a Colorado corporation ("AMI"; AMI and APMI will be collectively referred to hereinafter as "Atlas"), and Seabridge Resources Inc., a company incorporated under the laws of the Province of British Columbia, Canada ("SRI") and Newco, a to be named U.S. corporation to be incorporated as a wholly-owned subsidiary of SRI ("Newco"; Newco and SRI will be collectively referred to hereinafter as "Seabridge").

RECITALS

A.

Atlas and Seabridge entered into an Option Agreement dated effective as of February 14, 2000 (the "Agreement"), pursuant to which Atlas granted to Seabridge an exclusive option (the "Option") to purchase the interests held by Atlas in certain unpatented mining claims, fee lands and related assets located in Malheur County, Oregon (collectively, the "Property").

B.

Pursuant to the Agreement (as modified by the first amendment, effective December 31, 2000), in order to keep the Option in effect, Seabridge is required to timely make certain periodic payments (the "Option Payments") to Atlas.

C.

The parties now desire to modify the Agreement to extend the term of the Option and provide for an additional Option Payment to be made.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions and obligations contained in this Amendment, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree to amend the Agreement as follows:

1.

Section 1.3 of the Agreement is hereby revised to read as follows:

The term of the Option (the "Option Period") shall commence upon the Effective Date, and shall continue through and including the earlier of (a) the date the Option is exercised, (b) the date this Agreement is terminated pursuant to Sections 7.1 or 7.2, or (c) December 31, 2001; provided, however, that in order to maintain the Option in full force and effect Seabridge must timely make each of the Option Payments described in Section 1.4 below, and provided further that if the average price per ounce of gold as quoted on the London Bullion Market Association P.M. fix for the ten business days prior to December 31, 2001 is less than U.S.$350 per ounce, then Seabridge shall have the option to extend the Option Period through June 30, 2002, by timely making an Additional Option Payment (as defined in Section 1.4) to Atlas, and provided further that if the average price per ounce of gold as quoted on the London Bullion Market Association P.M. fix for the ten business days prior to June 30, 2002 is less than U.S.$350 per ounce, then Seabridge shall have the option to extend the Option Period through December 31, 2002, by timely making an Additional Option Payment (as defined in Section 1.4) to Atlas.

2.

Section 1.4 of the Agreement is hereby revised to read as follows:

SRI agrees to timely make the following payments to Atlas during the Option

Period:

On or Before

February 14, 2000

July 31, 2000

December 31, 2000

July 31, 2001

December 31, 2001 (if the average price per ounce of gold as quoted on the London Bullion Market Association P.M. fix for the ten business days prior to December 31, 2001 is less than U.S.$350/oz.) June 30, 2002 (if the average price per ounce of gold as quoted on the London Bullion Market Association P.M. fix for the ten business days prior to June

30, 2002 is less than U.S.$350/oz.)

None of the above-referenced payments (such payments being collectively referred to hereinafter as the "Option Payments") other than the payments due on December 31, 2001 and June 30, 2002 (the "Additional Payments") shall be credited against the Purchase Price. In addition, none of the Option Payments shall be refundable to SRI, whether or not it exercises the Option. In the event SRI fails to timely make any Option Payment (or any other monetary payment set forth herein), Atlas may elect to terminate this Agreement pursuant to the provisions of Section 7.2 hereof.

1.

Section 1.7(b)(i) of the Agreement is hereby revised to read as follows:

Two Hundred Fifty Thousand Dollars (U.S. $250,000) or, in the event the provisions of Section 1.2(b) apply, One Million Dollars (U.S. $1,000,000), plus any additional amount required as a result of the imposition of the Minimum Price, less the amount of the Additional Payments, if applicable, by wire transfer in immediately available funds;

2.

Section 2.1(d) of the Agreement is hereby revised to read as follows:

To the extent the Agreement remains in effect during any portion of the month of February of any calendar year, Seabridge shall be financially responsible for the annual payments to the Oregon Department of Geology and Mineral Industries due on or before February 28th of each such year in order to maintain the exploration permits listed on Exhibit C (the "Exploration Permits"). Not later than February 10th of each such year, Seabridge shall forward to Atlas a wire transfer (in accordance with written instructions to be provided by Atlas)

in the amount of each of those payments (as set forth on Schedule 2.1 or as provided in written notice from Atlas to Seabridge). If the required amount is timely forwarded to Atlas, Atlas shall then be obligated to timely make the required payments not later than February 15th, and to provide evidence of such payments to Seabridge not later than February 20th.

Except as set forth above, the parties hereby ratify and confirm all of the terms and conditions of the Agreement (as previously amended).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day first above written.

ATLAS MINERALS INC. a Colorado corporation

ATLAS PRECIOUS METALS INC. a Nevada corporation

By:     /s/_________________

James R. Jensen

Chief Financial Officer

SEABRIDGE RESOURCES INC. a British Columbia corporation

By:

 _/s/__________________________

Rudi Fronk

President & C.E.O

THIS THIRD AMENDMENT TO OPTION AGREEMENT (the "Third Amendment") is made and entered into effective December 20, 2002, by and among Atlas Precious Metals Inc., a Nevada corporation ("APMI") and Atlas Minerals Inc., a Colorado corporation ("AM"; AMI and APMI will be collectively referred to hereinafter as "Atlas"), and Seabridge Gold Inc. (formally known as Seabridge Resources Inc.), a company incorporated under the laws of Canada ("SGI") and Seabridge Gold Corporation, a Nevada corporation 100% and wholly-owned by SGI ("SGC"; SGI and SGC will be collectively referred to hereinafter as "Seabridge").

RECITALS

A.

Atlas and Seabridge entered into an Option Agreement dated effective as of February 14, 2000 (the "Agreement"), pursuant to which Atlas granted to Seabridge an exclusive option (the "Option") to purchase the interests held by Atlas in certain unpatented mining claims, fee lands and related assets located in Malheur County, Oregon (collectively, the "Property").

B.

Pursuant to the Agreement (as modified by the first amendment, effective December 31, 2000 and the second amendment, effective July 31, 2001), in order to keep the Option in effect, Seabridge is required to timely make certain periodic payments (the "Option Payments") to Atlas.

C.

The parties now desire to modify the Agreement to extend the term of the Option and provide for an additional Option Payment to be made.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions and obligations contained in this Amendment, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree to amend the Agreement as follows:

1.

Section 1.3 of the Agreement is hereby revised to read as follows:

The term of the Option (the "Option Period") shall commence upon the Effective Date, and shall continue through and including the earlier of (a) the date the Option is exercised, (b) the date this Agreement is terminated pursuant to Sections 7.1 or 7.2, or (c) March 31, 2003

2.

Section 1.4 of the Agreement is hereby revised to read as follows:

SGI agrees to timely make the following payments to Atlas during the Option Period:

On or Before

Amount of Payment

December 31, 2002

U.S.$300,000

The above-referenced payment (the "Option Payment") shall not be credited against the Purchase Price. In addition, the Option Payment shall not be refundable to SGI, whether or not it exercises the Option. In the event SGI fails to timely make the Option Payment, Atlas may elect to terminate this Agreement pursuant to the provisions of Section 7.2 hereof.

1.

Section 1.2 of the Agreement is replaced in its entirety as follows:

The purchase price (the "Purchase Price") for the purchase of the Property to be acquired by Seabridge if it exercises the Option shall be US$600,000 payable by delivery to Atlas at the Closing.

2.

Section 1.7(b) of the Agreement is replaced in its entirety as follows:

Six Hundred Thousand Dollars (U.S. $600,000) by wire transfer in immediate available funds.

3.

Section 2.1(d) of the Agreement is hereby revised to read as follows:

To the extent the Agreement remains in effect during any portion of the month of February of any calendar year, Seabridge shall be financially responsible for the annual payments to the Oregon Department of Geology and Mineral Industries due on or before February 28th of each such year in order to maintain the exploration permits listed on Exhibit C (the "Exploration Permits"). Not later than February 10th of each such year, Seabridge shall forward to Atlas a wire transfer (in accordance with written instructions to be provided by Atlas) in the amount of each of those payments (as set forth on Schedule 2.1 or as provided in written notice from Atlas to Seabridge). If the required amount is timely forwarded to Atlas, Atlas shall then be obligated to timely make the required payments not later than February 15th, and to provide evidence of such payments to Seabridge not later than February 20th.

Except as set forth above, the parties hereby ratify and confirm all of the terms and conditions of the Agreement (as previously amended).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day first above written.

ATLAS MINERALS INC. A Colorado corporation

By:

H. Roy Shipes

Chairman and Chief Executive Officer

ATLAS PRECIOUS METALS INC.

 a Nevada corporation

By:

H. Roy Shipes

Chairman and Chief Exective Officer

SEABRIDGE GOLD INC. a Canada corporation

SEABRIDGE GOLD CORPORATION

Rudi P. Fronk

President and Chief Executive Officer

THIS FOURTH AMENDMENT TO OPTION AGREEMENT (the "Fourth Amendment") is made and entered into effective April 1, 2003, by and among Atlas Precious Metals Inc., a Nevada corporation ("APMI") and Atlas Minerals Inc., a Colorado corporation ("AMI"; AMI and APMI will be collectively referred to hereinafter as "Atlas"), and Seabridge Gold Inc., a company incorporated under the laws of Canada (formerly Seabridge Resources Inc.) ("SGI") and Seabridge Gold Corporation, a Nevada corporation and wholly-owned subsidiary of SGI ("SGC"; SGC and SGI will be collectively referred to hereinafter as "Seabridge").

RECITALS

A.

Atlas and Seabridge Resources Inc. (which subsequently changed its name to Seabridge Gold Inc.) entered into an Option Agreement dated effective as of February 14, 2000 (the "Original Agreement"), pursuant to which Atlas granted to SGI and a yet-to-be created U.S. subsidiary of SGI an exclusive option (the "Option") to purchase the interests held by Atlas in certain unpatented mining claims, fee lands and related assets located in Malheur County, Oregon (collectively, the "Property"). The Original Agreement contemplated that SGI would form that wholly-owned subsidiary during the Option Period (as defined in the Original Agreement).

B.

The Original Agreement has been amended by that First Amendment to Option Agreement dated effective December 31, 2000, that Second Amendment to Option Agreement dated effective July 31, 2001, and that Third Amendment to Option Agreement dated effective December 20, 2002 (collectively, the "Amendments"; the Amendments and the Original Agreement will be collectively referred to hereinafter as the "Agreement").

C.

The parties now desire to modify the Agreement to confirm that SGC is a party thereto for all purposes.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions and obligations contained in this Fourth Amendment, the receipt and sufficiency of which the parties hereby acknowledge, and as anticipated by the Original Agreement, the parties hereto agree to amend the Agreement as follows:

1.

As contemplated in the Original Agreement, the parties hereby confirm and agree that SGC is and shall be deemed to have been a party to the Agreement for all purposes effective as of February 14, 2000. All references to "Seabridge" in the Agreement shall be deemed to be references to SGI and SGC, collectively, for all purposes.

2.

The parties further agree that all of the representations, warranties, covenants, obligations and liabilities of Seabridge set forth in the Agreement shall be for all purposes the joint and several representations, warranties, covenants, obligations and liabilities of SGI and SGC, from and after February 14, 2000.

3.

Each of Atlas and Seabridge hereby represent and warrant that it has received all requisite approvals and authorizations from its Board of Directors to enter into the Agreement and to taken all actions as are necessary to make the Agreement a legal, valid and binding obligation of it.

As amended as set forth above, the parties hereby ratify and confirm all of the teems and conditions of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed effective on the date first above written.

ATLAS MINERALS INC.,

ATLAS PRECIOUS METALS INC.,

a Colorado corporation

a Nevada corporation

 By:  /s/________________

By:  /s/________________

______Gerald E. Davis______

______Gerald E. Davis______

(name)

(name)

_____President and CFO

________President

(title)

(title)

SEABRIDGE GOLD INC.,

SEABRIDGE GOLD CORPORATION,

a Canada business corporation

a Nevada corporation

By:

By:

Rudi P. Fronk

(name)

(name)

___President & CEO_____

___President & CEO_____

(title)

(title)